                             --  FEBRUARY, 2004  --
--------------------------------------------------------------------------------
                          YOUR VOTE IS VERY IMPORTANT!
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO SHAREHOLDERS OF:
                           LSA AGGRESSIVE GROWTH FUND
                        LSA EMERGING GROWTH EQUITY FUND
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                              QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal, which will require your vote.
--------------------------------------------------------------------------------

Q
       WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 26, 2004?


A      The Board of Trustees (the "Board of Trustees")
of the LSA Variable Series Trust (the "Trust") has called a special meeting of shareholders of the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund (each, a "LSA Fund," collectively, the "LSA Funds") at which you will be asked to vote on a reorganization (the "Reorganization") of your LSA Fund into the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of Van Kampen Life Investment Trust. LSA Asset Management LLC ("LSAAM"), the manager of your LSA Fund, has recommended this reorganization based upon its determination that the Trust may not continue to be a competitive long-term investment option for variable products issued by Allstate Life Insurance Company and its affiliated insurance companies due to the likelihood that the manager will discontinue the subsidies of the Trust's expenses. As a result, LSAAM recommended the reorganization of each series of the Trust into a comparable fund that will be offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Allstate Life Insurance Company or its affiliated insurance companies. Although LSAAM has subsidized the Trust's expenses since inception, LSA Funds have yet to reach critical asset size and LSAAM anticipates that the subsidies of the Trust's expenses will be discontinued when the current expense limitation agreement expires on April 30, 2004.



If the proposed Reorganizations are approved, the combined portfolio will be managed in accordance with the investment objective, policies and strategies of the Van Kampen Aggressive Growth Portfolio and the LSA Funds will be terminated.


Please refer to the prospectus/proxy statement for a detailed explanation of the proposed Reorganizations and for a more complete description of the Van Kampen Aggressive Growth Portfolio.

Q
       WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATIONS?

A      The Board of Trustees of the Trust unanimously
approved the Reorganizations for a number of reasons. LSAAM anticipates that it will not continue its subsidy of each LSA Fund after the current expense limitation agreement expires on April 30, 2004. Based upon each LSA Fund's small asset size and its sales projections, the LSA Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. As a result, the Board of Trustees concluded that each LSA Fund may not continue to be a competitive investment vehicle on a long-term basis. The Board of Trustees, in considering the various options available to each LSA Fund, concluded that a reorganization into the Van Kampen Aggressive Growth Portfolio was in the best interests of each LSA Fund and its shareholders.


The Board of Trustees recommends that you vote FOR the Reorganization.

Q
       HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA AGGRESSIVE GROWTH FUND AND THE VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO COMPARE?

A      The LSA Aggressive Growth Fund and the
Van Kampen Aggressive Growth Portfolio have a substantially similar investment objective, substantially similar investment policies and generally hold similar securities. In addition, the LSA Aggressive Growth Fund and the Van Kampen Aggressive Growth Portfolio are advised by the same investment adviser and portfolio management team and use the same investment style. Thus, if this Reorganization is approved, your investment adviser and portfolio management team will not change.

Q HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA EMERGING GROWTH EQUITY FUND AND THE VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO COMPARE?


A      The LSA Emerging Growth Equity Fund has a
similar investment objective and substantially similar investment policies as the Van Kampen Aggressive Growth Portfolio.


The investment objective of the LSA Emerging Growth Equity Fund is to seek capital appreciation by investing primarily in rapidly growing emerging companies. Similarly, the investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The investment strategies of each of these two funds differ to some extent, particularly in the types of growth securities in which each fund invests. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, while the Van Kampen Aggressive Growth Portfolio focuses on companies that exhibit rising earnings expectations or rising valuations. You should read the prospectus/proxy statement for more information about the funds.

If this Reorganization is approved, your investment adviser and portfolio management team will change.

Q WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE LSA FUNDS?


A      Combining the LSA Funds into the Van Kampen
Aggressive Growth Portfolio will benefit contract owners by allowing them to continue their investment in a fund with a similar investment objective and policies. Further, contract owners may benefit from certain economies of scale and may pay lower fees and expenses as a result of each Reorganization.

Q      WHAT IS THE TIMETABLE FOR EACH REORGANIZATION?


A      If approved by shareholders of record at the
March 26, 2004 shareholder meeting, each Reorganization is expected to take effect on or about April 30, 2004.

Q      WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE LSA
       FUND?


A      There will be no change in value. Upon approval
and completion of each Reorganization, shares of the LSA Fund will be exchanged for shares of the Van Kampen Aggressive Growth Portfolio based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with shares of the Van Kampen Aggressive Growth Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the LSA Fund shares held under your contract on that date.

Q WILL THE LSA FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?


A      No. All expenses associated with the
Reorganization will be paid directly or indirectly by LSAAM or the investment adviser of the Van Kampen Aggressive Growth Portfolio or one of its affiliates.

Q      WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?


A      No. You will not recognize gain or loss for federal
income tax purposes as a result of the Reorganization.

Q      CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES
       PLACE?


A      Yes, in accordance with applicable rules under
your contract, you may transfer your account balance out of the LSA Fund and into any other investment option made available by your variable insurance product. However, if you transfer your account balance into another series of the Trust, you should be aware that the other LSA Fund will also be subject to a reorganization.

Q      AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER
       OPTION?


A      Yes. In accordance with applicable rules under
your contract, you may transfer your account balance then held in the Van Kampen Aggressive Growth Portfolio into any other investment option made available by your variable insurance product.

Q      HOW DO I VOTE?


A      You can provide voting instructions for shares
beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the internet.

Q      WHAT HAPPENS IF ONE OR BOTH OF THE REORGANIZATIONS IS NOT APPROVED?


A      If shareholders do not approve the Reorganization
of their respective LSA Fund, the Reorganization of that LSA Fund will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of that LSA Fund and its shareholders. An unfavorable vote on one Reorganization will not affect the implementation of the other Reorganization if the Reorganization is approved by the shareholders of such LSA Fund.

                           LSA VARIABLE SERIES TRUST

LSA VALUE EQUITY FUND                          LSA MID CAP VALUE FUND
LSA BASIC VALUE FUND                           LSA DIVERSIFIED MID-CAP FUND
LSA BLUE CHIP FUND                             LSA AGGRESSIVE GROWTH FUND
LSA EQUITY GROWTH FUND                         LSA EMERGING GROWTH EQUITY FUND
LSA CAPITAL APPRECIATION FUND                  LSA BALANCED FUND
LSA CAPITAL GROWTH FUND

                               3100 Sanders Road
                           Northbrook, Illinois 60062

                                                                February 6, 2004

Dear Contract Owner:

  Enclosed is a Prospectus/Proxy Statement(s) for your funds of the LSA Variable Series Trust (the "Trust") in which your variable annuity contract or variable life insurance policy holds an interest as of January 12, 2004. The Prospectus/ Proxy Statement contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the funds were beneficially held through your variable annuity contract or variable life insurance policy on January 12, 2004.

  The Board of Trustees of the Trust (the "Board") determined that action should be taken with regard to the Trust due to the likelihood of discontinued subsidies of expenses by the sponsor. In light of the small asset size of the funds in the Trust and the likelihood of discontinued subsidies of expenses, the Board of Trustees believes that on a long-term basis the Trust may not continue to be a competitive investment option. The various funds of the Trust have not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course was to reorganize each fund in the Trust into another fund with similar investment objectives and policies.

  Under the proposed reorganizations, if approved by the shareholders, shares of each fund in the Trust will be exchanged for an equal value of shares of the acquiring fund, which will result in your holding beneficially through your variable contract shares of the acquiring fund. Under the terms of the proposed reorganization, you will not pay any costs associated with effecting the reorganizations.

  Although we are disappointed that the funds in the Trust have not grown sufficiently in size to allow them to continue to be competitive long-term investment vehicles, we believe that contract owners will be well served by the proposed reorganizations, which will allow them to continue their variable contracts with similar underlying investment vehicles.

  The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract.

  After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganizations. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the internet.

  Thank you for your continued support.

                                          Sincerely,

                                          John R. Hunter
                                          President
                                          LSA Variable Series Trust

                           LSA AGGRESSIVE GROWTH FUND
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND,
                   EACH A SERIES OF LSA VARIABLE SERIES TRUST

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2004

  Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of each series of the LSA Variable Series Trust (the "Trust") listed above (each, a "LSA Fund" and collectively, the "LSA Funds"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 26, 2004 at 10:00 a.m. Central time, for the purposes of considering as to each series the proposal set forth below.

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and certain liabilities of the LSA Fund in exchange for Class II Shares of the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of the Van Kampen Life Investment Trust. The Class II Shares of the Van Kampen Aggressive Growth Portfolio so received will be distributed to shareholders of the LSA Fund, which will then be terminated as soon as reasonably practicable thereafter.

  Shareholders of record of each LSA Fund set forth above as of the close of business on January 12, 2004 are entitled to notice of, and to vote at, this Meeting, or any adjournment of this Meeting. Shareholders of each LSA Fund will vote separately on the proposal, and the proposal will be effected as to a particular LSA Fund only if that Fund's shareholders approve the proposal. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the Meeting or any adjournment of the Meeting.

  CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                          By Order of the Board of Trustees,

                                          John R. Hunter
                                          President
                                          LSA Variable Series Trust
February 6, 2004

                        JOINT PROSPECTUS/PROXY STATEMENT

                             DATED FEBRUARY 6, 2004

                       RELATING TO THE ACQUISITION OF ALL
                   ASSETS AND CERTAIN LIABILITIES OF EACH OF

                           LSA AGGRESSIVE GROWTH FUND
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND,
                                EACH A SERIES OF
                           LSA VARIABLE SERIES TRUST
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 402-6461

                   BY AND IN EXCHANGE FOR CLASS II SHARES OF

                    VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO,
                                  A SERIES OF
                        VAN KAMPEN LIFE INVESTMENT TRUST
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (630) 684-6000

  This Joint Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the Special Meeting of Shareholders (the "Meeting") of the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund (each, a "LSA Fund" and collectively, the "LSA Funds") to be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of each LSA Fund, voting separately, will be asked to consider and approve a proposed reorganization, as described in an Agreement and Plan of Reorganization (the "Reorganization Plan"), that will result in the transfer of all assets and certain liabilities of each LSA Fund to the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of Van Kampen Life Investment Trust ("Van Kampen LIT"), in return for Class II Shares of the Van Kampen Aggressive Growth Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Class II Shares of the Van Kampen Aggressive Growth Portfolio so received will be distributed to the shareholders of each LSA Fund, which will then be terminated as soon as reasonably practicable thereafter.

  This Joint Prospectus/Proxy Statement sets forth concisely the information that a shareholder of each LSA Fund or a variable annuity or variable life insurance contract owner should know before investing in the Van Kampen Aggressive Growth Portfolio and voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated February 6, 2004 (the "SAI") relating to this Joint Prospectus/Proxy Statement and the Reorganizations, including certain financial information about the LSA Funds and the Van Kampen Aggressive Growth Portfolio has been filed with the SEC and is incorporated by reference into this Joint Prospectus/Proxy Statement. Copies of the SAI are available upon request and without charge by writing to Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by calling toll-free (800) 847-2424 (or (800) 421-2833 for the hearing impaired). In addition, each of the LSA Aggressive Growth Fund, the LSA Emerging Growth Equity Fund and the Van Kampen Aggressive Growth Portfolio (each, a "Fund" and collectively, the "Funds") will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents with the SEC. Information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain SEC regional offices, located at 233 Broadway, New York, NY 10279 and 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604, or from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of the duplicating fee, by electronic request to the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, D.C. 20549-0102.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The LSA Funds are available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of a LSA Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Joint Prospectus/Proxy Statement is provided to contract owners entitled to give voting instructions regarding the LSA Funds. This Joint Prospectus/Proxy Statement, the Notice of Joint Special Meeting of Shareholders and the voting instruction form are expected to be sent to contract owners on or about February 13, 2004.

  The applicable Reorganization Plan provides that each LSA Fund will transfer all assets and certain liabilities to the Van Kampen Aggressive Growth Portfolio. In exchange for the transfer of these assets and liabilities, the Van Kampen Aggressive Growth Portfolio will issue Class II Shares to each LSA Fund, in an amount equal in value to the aggregate net assets of the LSA Fund. These transfers are expected to occur on or about April 30, 2004 (the "Closing Date"), based on the value of the applicable LSA Fund's and the Van Kampen Aggressive Growth Portfolio's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

  As soon as practicable after the transfer of a LSA Fund's assets and certain liabilities, the LSA Fund will make a liquidating distribution to its shareholders of the Van Kampen Aggressive Growth Portfolio's Class II Shares received, so that a holder of shares in a LSA Fund at the Effective Time of the Reorganization will receive a number of Class II Shares of the Van Kampen Aggressive Growth Portfolio with the same aggregate value as the shareholder had in the LSA Fund at the Effective Time. On the Closing Date, shareholders of each LSA Fund will become shareholders of the Van Kampen Aggressive Growth Portfolio. Each LSA Fund will then be terminated as soon as reasonably practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable LSA Fund. Shareholders of each LSA Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. Forms of the Reorganization Plans for the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund are attached as exhibits.

  The Trust is an open-end, management investment company registered under the 1940 Act. LSA Asset Management LLC ("LSAAM") is the manager of the LSA Funds. Van Kampen Asset Management ("Asset Management") is the investment adviser of the LSA Aggressive Growth Fund. RS Investment Management, L.P. is the investment adviser of the LSA Emerging Growth Equity Fund. ALFS, Inc., an affiliate of LSAAM, is the distributor of the LSA Funds. Investors Bank & Trust Company serves as custodian, transfer agent, fund accountant and administrator of the LSA Funds.

  For a more detailed discussion of the investment objectives, policies and risks of the LSA Funds, see the LSA Funds' prospectus and statement of additional information dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Joint Prospectus/Proxy Statement insofar as they relate to the LSA Funds participating in the Reorganizations. No other parts of the prospectus or statement of additional information are incorporated herein. Copies of the LSA Funds' prospectus and statement of additional information are available upon request and without charge by writing to 3100 Sanders Road, Northbrook, Illinois 60092, or by calling (800) 632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company ("Allstate Life")), (800) 865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company), (800) 654-2397 (for variable annuity contracts or variable life insurance policies formerly underwritten by Northbrook Life Insurance Company), (800) 256-9392 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company of New York), (800) 203-0068 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group except New York) or (866) 718-9824 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group -- New York).

  Van Kampen LIT is an open-end management investment company registered under the 1940 Act with seven portfolios, one of which is the Van Kampen Aggressive Growth Portfolio. Asset Management is the investment adviser of the Van Kampen Aggressive Growth Portfolio and Van Kampen Funds Inc. is its distributor. Van Kampen Investor Services Inc. serves as the transfer agent to Van Kampen Aggressive Growth Portfolio. Each of Asset Management, Van Kampen Funds Inc. and Van Kampen Investor Services, Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect, wholly owned subsidiary of Morgan Stanley. State Street Bank and Trust Company serves as the Van Kampen Aggressive Growth Portfolio's custodian.

  For a more detailed discussion of the investment objective, policies and risks of the Van Kampen Aggressive Growth Portfolio, see the Van Kampen Aggressive Growth Portfolio's prospectus dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and Van Kampen LIT's statement of additional information dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Joint Prospectus/Proxy Statement insofar as it relates to the Van Kampen Aggressive Growth Portfolio. No other parts of the statement of additional information are incorporated herein. A copy of the prospectus for the Van Kampen Aggressive Growth Portfolio accompanies this Joint Prospectus/Proxy Statement. Copies of Van Kampen LIT's statement of additional information are available upon request and without charge by calling (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

  The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Joint Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. The Joint Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The date of this Joint Prospectus/Proxy Statement is February 6, 2004.

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
Synopsis.........................................................       5
Summary of Principal Risks.......................................       7
Comparison of Performance and Fees...............................       9
       Van Kampen Aggressive Growth Portfolio and LSA Aggressive
         Growth Fund.............................................       9
       Van Kampen Aggressive Growth Portfolio and LSA Emerging
         Growth Equity Fund......................................      12
       Van Kampen Aggressive Growth Portfolio and LSA Aggressive
         Growth Fund and LSA Emerging Growth Equity Fund.........      15
Investment Objectives and Policies...............................      16
Principal Risks..................................................      18
Purchase, Redemption, Exchange and Dividend Policies.............      20
Manager and Advisers.............................................      21
Investment Management Arrangements...............................      21
Distribution and Service Plan....................................      22
Information Relating to the Reorganizations......................      23
Material Federal Income Tax Consequences of the
  Reorganizations................................................      24
Capitalization...................................................      25
Shareholder Rights...............................................      26
Additional Information...........................................      27
Board Considerations.............................................      28
Voting Matters...................................................      29
Other Business...................................................      31
Contract Owner Inquiries.........................................      31
Exhibit A -- Management's Discussion of the Van Kampen Aggressive
  Growth Portfolio's Performance.................................     A-1
Exhibit B -- Management's Discussion of the LSA Aggressive Growth
  Fund's Performance.............................................     B-1
Exhibit C -- Management's Discussion of the LSA Emerging Growth
  Equity Fund's Performance......................................     C-1
Exhibit D -- Form of Plan of Reorganization for LSA Aggressive
  Growth Fund into Van Kampen Aggressive Growth Portfolio........     D-1
Exhibit E -- Form of Plan of Reorganization for LSA Emerging
  Growth Equity Fund into Van Kampen Aggressive Growth
  Portfolio......................................................     E-1
Exhibit F -- Van Kampen Life Investment Trust, Van Kampen
  Aggressive Growth Portfolio -- Class II Shares Prospectus......     F-1

                                    SYNOPSIS

  This synopsis is designed to allow you to compare the investment objectives and policies and restrictions; the distribution and service plans; and the purchase, redemption and exchange procedures of each LSA Fund with those of the Van Kampen Aggressive Growth Portfolio and to briefly explain the tax consequences of each of the Reorganizations. Shareholders should read this entire Joint Prospectus/Proxy Statement carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

  BACKGROUND. Pursuant to the applicable Reorganization Plan (forms of which are attached as exhibits) and subject to shareholder approval, each LSA Fund will transfer all of its assets and certain liabilities to the Van Kampen Aggressive Growth Portfolio in exchange for Class II Shares of the Van Kampen Aggressive Growth Portfolio. Each LSA Fund will distribute the Van Kampen Aggressive Growth Portfolio Class II Shares that it receives to its shareholders in liquidation of that LSA Fund. Each LSA Fund will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of each LSA Fund will become shareholders of the Van Kampen Aggressive Growth Portfolio.

  The Board of Trustees of the Trust (the "Board"), including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Trustees"), considered the proposed Reorganizations at meetings held on August 20, 2003, October 28, 2003 and December 3, 2003. After a thorough review of all aspects of the Reorganizations and for the reasons set forth below (see "Board Considerations"), the Board has determined that each Reorganization would be in the best interests of the LSA Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Similarly, the Board of Trustees of the Van Kampen Aggressive Growth Portfolio has determined that the Reorganizations are in the best interests of the Van Kampen Aggressive Growth Portfolio and that its existing shareholders will not be diluted as a result of the Reorganizations. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

  MATERIAL FEDERAL INCOME TAX CONSEQUENCES. It is a condition to the Closing of the Reorganization of the LSA Aggressive Growth Fund into the Van Kampen Aggressive Growth Portfolio (the "LSA Aggressive Growth Fund Reorganization") that each of Van Kampen LIT and the Trust receives an opinion from Vedder, Price, Kaufman & Kammholz, P.C., special counsel to LSA Aggressive Growth Fund ("Vedder Price"), dated as of the Effective Time, regarding the characterization of the LSA Aggressive Growth Fund Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consistent with such characterization, no gain or loss will be recognized for United States federal income tax purposes by LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio upon the transfer of the assets of LSA Aggressive Growth Fund to Van Kampen Aggressive Growth Portfolio in exchange solely for the Class II Shares of Van Kampen Aggressive Growth Portfolio and the assumption by Van Kampen Aggressive Growth Portfolio of certain liabilities of LSA Aggressive Growth Fund.

  The Reorganization of the LSA Emerging Growth Equity Fund into the Van Kampen Aggressive Growth Portfolio (the "LSA Emerging Growth Equity Fund Reorganization") may not qualify as a tax-free reorganization for United States federal income tax purposes. If, however, the shares of LSA Emerging Growth Equity Fund are owned, for United States federal income tax purposes, by one or more "segregated asset accounts" established in support of annuity contracts or insurance policies that qualify as "variable contracts" and that are considered "adequately diversified" (as such terms are defined under the insurance company provisions of the Code and Treasury regulations thereunder), the LSA Emerging Growth Equity Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Emerging Growth Equity Fund. No opinion of Vedder Price or other counsel will be furnished in connection with the LSA Emerging Growth Equity Fund Reorganization.

  DISTRIBUTIONS. Before the Reorganization, each LSA Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

  INVESTMENT OBJECTIVES AND POLICIES

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND. The investment objective and policies of the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund are substantially similar. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio seeks to achieve its objective by investing primarily in common stocks or other equity securities of small- and medium-sized companies that its investment adviser believes have an above-average potential for capital growth. Similarly, the LSA Aggressive Growth Fund seeks long-term growth of capital by investing primarily in equity securities of small- and mid-sized growth companies.

  Both the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund (the "Aggressive Growth Funds") focus primarily on equity securities of small- to medium-sized companies, although each may invest in companies of any size. The Aggressive Growth Funds may invest up to 25% of each of their total assets in securities of foreign issuers. For a more complete discussion of the investment objectives and policies of the Funds, see "Investment Objectives and Policies" below.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY
FUND. Although the investment objective and policies of the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund are similar, there are some differences that contract owners should consider. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio seeks to achieve its objective by investing primarily in common stocks or other equity securities of small- and medium-sized companies that its investment adviser believes have an above-average potential for capital growth. Similarly, the LSA Emerging Growth Equity Fund's investment objective is to seek capital appreciation by investing primarily in rapidly growing emerging companies. The Van Kampen Aggressive Growth Portfolio focuses primarily on equity securities of small- to medium-sized companies, although it may invest in companies of any size. Likewise, the LSA Emerging Growth Equity Fund may invest in companies of any size, but is likely, under current market conditions, to invest a substantial amount of its investments in smaller companies with market capitalizations of $3 billion or less. In addition, the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities.

  The primary difference between the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund is the type of growth companies in which each of the Funds invests. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth, whereas the Van Kampen Aggressive Growth Portfolio focuses on companies that exhibit rising earnings expectations or rising valuations.

  Another difference is each of the Funds' ability to invest in foreign securities. The Van Kampen Aggressive Growth Portfolio may invest up to 25% of its total assets in securities of foreign issuers, whereas the LSA Emerging Growth Equity Fund is permitted to invest all of its assets in foreign securities, even though it does not presently anticipate investing more than 20% of its assets in foreign securities. Further, the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, whereas the Van Kampen Aggressive Growth Portfolio generally does not. For a more complete discussion of the investment objectives and policies of the Funds, see "Investment Objectives and Policies" below.

  An investment in the Van Kampen Aggressive Growth Portfolio may involve investment risks that are different than those of each of the LSA Funds. For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below.

  DISTRIBUTION AND SERVICE. The Van Kampen Aggressive Growth Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act and has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Van Kampen Aggressive Growth Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to holders of Class II Shares and maintenance of those shareholders' accounts. Under the Distribution Plan and the Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to a total of 0.35% per year of the Aggressive Growth Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Board of Trustees of the Van Kampen Aggressive Growth Portfolio currently limits the aggregate amount payable under its Distribution Plan and Service Plan to 0.25% per year of the Van Kampen Aggressive Growth Portfolio's average daily net assets with respect to its Class II Shares. From such amount, under the

Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to 0.25% per year of the average daily net assets with respect to its Class II Shares. The fees paid pursuant to the Distribution Plan and the Service Plan are paid to Van Kampen Aggressive Growth Portfolio's distributor, who in turn pays the fees to insurance companies maintaining the shareholder accounts. Thus, if the Reorganization closes, Van Kampen Aggressive Growth Portfolio's distributor will pay the fees to Allstate Life, Lincoln Benefit Life Company or Allstate Life Insurance Company of New York with respect to the shareholder accounts established as a result of the Reorganization.

  Neither the LSA Aggressive Growth Fund nor the LSA Emerging Growth Equity Fund are subject to a distribution fee or a service fee.

  PURCHASES, REDEMPTIONS AND EXCHANGES. You may direct the purchase, redemption or exchange of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract, how to redeem monies from the Funds or how to exchange shares of the Funds with other products offered through the insurance company separate account.

THE TRUST AND VAN KAMPEN LIT

  The Trust, an open-end management investment company which offers redeemable shares in different series, was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. Each LSA Fund is a series of the Trust and offers one class of shares.

  Van Kampen LIT is an open-end management investment company registered under the 1940 Act with seven portfolios, one of which is the Van Kampen Aggressive Growth Portfolio. Van Kampen LIT was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, Van Kampen LIT was reorganized as a statutory trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, Van Kampen LIT adopted its current name. Van Kampen Aggressive Growth Portfolio offers one class of shares, Class II Shares.

                           SUMMARY OF PRINCIPAL RISKS

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND. The Aggressive Growth Funds are subject to risks associated with aggressive growth stocks. Companies that the investment adviser to the Aggressive Growth Funds believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND. As the Funds' strategies differ to some extent, they are subject to different risks. Because the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, it is subject to risks associated with investments in such industries. Common stocks of companies that rely extensively on technology in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO, LSA AGGRESSIVE GROWTH FUND AND LSA EMERGING GROWTH EQUITY FUND. Given the similarity of investment objectives of the Funds, the Funds are subject to certain similar principal investment risks, including market risk, small- and medium-sized company risk, foreign securities risks, manager risks and risks associated with investing in derivative instruments. Market risk is the possibility that the market values of securities owned by a fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities (in which the Funds primarily invest) are more volatile than those of debt securities. Further, during an overall stock market decline, securities prices of smaller companies (in which each Fund typically invests) often fluctuate more and may fall more than the securities prices of larger companies.

  Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

  As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

  Because the Funds may invest in derivative investments, they are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

                       COMPARISON OF PERFORMANCE AND FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                           LSA AGGRESSIVE GROWTH FUND

PERFORMANCE

  The following bar chart and table show how the performance of each of the Van Kampen Aggressive Growth Portfolio -- Class II Shares and the LSA Aggressive Growth Fund has changed from year to year and how the performance of each of those Funds compares with a broad-based index that each Fund's investment adviser believes is an appropriate benchmark for that Fund. The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The index's returns do not reflect any fees or expenses that would be paid by investors. The performance of the Funds shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO -- CLASS II SHARES                   LSA AGGRESSIVE GROWTH FUND
           TOTAL RETURN FOR EACH CALENDAR YEAR                         TOTAL RETURN FOR EACH CALENDAR YEAR

                                                                             TOTAL RETURN
                                                                             ------------
2001                                                                            -38.26
2002                                                                            -32.52
2003                                                                             38.69

                                                                             TOTAL RETURN
                                                                             ------------
2002                                                                            -31.59
2003                                                                             38.69


The highest calendar quarter return during the periods     The highest calendar quarter return during the periods
shown above was 18.63% in the 2nd quarter of 2003; the     shown above was 18.75% in the 2nd quarter of 2003; the
lowest calendar quarter return was -27.87% in the 1st      lowest calendar quarter return was -14.79% in the 3rd
quarter of 2001.                                           quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003
                                  (UNAUDITED)

                                                               ONE      THREE         SINCE
FUND/INDEX                                                     YEAR     YEAR        INCEPTION
----------                                                    ------   -------   ----------------
Van Kampen Aggressive Growth Portfolio --
  Class II Shares...........................................  38.69%   -16.71%   -22.72%*
LSA Aggressive Growth Fund..................................  38.69%       N/A             -4.82%**
Russell Midcap Growth Index***..............................  42.71%    -6.13%   -13.38%*   2.26%**

---------------

N/A -- Not applicable.

  * As of September 25, 2000 for Van Kampen Aggressive Growth Portfolio, Class II Shares. As of September 30, 2000 for the Russell Midcap Growth Index.

 ** As of August 14, 2001 for each of LSA Aggressive Growth Fund and the Russell
    Midcap Growth Index.

*** The investment adviser to the Aggressive Growth Funds believes that the Russell Midcap Growth Index is an appropriate index for each of the Funds. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund including (i) the fees and expenses paid by the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited), (ii) the fees and expenses paid by the LSA Aggressive Growth Fund for the fiscal year ended December 31, 2003 (unaudited), and (iii) pro forma fees and expenses for the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited) assuming only the LSA Aggressive Growth Fund Reorganization had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                    PRO FORMA --
                                                                 VAN KAMPEN                          VAN KAMPEN
                                                                 AGGRESSIVE                          AGGRESSIVE
                                                              GROWTH PORTFOLIO   LSA AGGRESSIVE   GROWTH PORTFOLIO
                                                              CLASS II SHARES     GROWTH FUND     CLASS II SHARES
                                                              ----------------   --------------   ----------------
Management Fees.............................................        0.75%(1)          0.95%(2)          0.75%(1)
Distribution and/or Service (12b-1) Fees....................        0.25%(3)          None              0.25%(3)
Other Expenses..............................................        3.31%(1)          2.23%(2)          0.64%(1)
Total Annual Fund Operating Expenses........................        4.31%(1)          3.18%(2)          1.64%(1)

---------------

(1) The table above does not show the effect of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total annual operating expenses (unaudited) were 1.26% for Class II Shares for the fiscal year ended December 31, 2003. The fee waivers or expense reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if the Reorganization closes in an amount up to 0.99% for expenses in excess of 1.25% as a percentage of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganization closes, pro forma total operating expenses, including the waiver or reimbursement, are projected to be 1.25%.

(2) The table above does not show the effect of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse the LSA Aggressive Growth Fund's expenses so that the LSA Aggressive Growth Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). After waivers and reimbursements, the LSA Aggressive Growth Fund's actual total annual operating expenses (unaudited) were 1.25% for the fiscal year ended December 31, 2003. LSAAM is contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the LSA Aggressive Growth Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the LSA Aggressive Growth Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund with the cost of investing in other mutual funds. The example assumes that only the LSA Aggressive Growth Fund Reorganization receives shareholder approval and is completed.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and the LSA Aggressive Growth Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio and it does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                          ------   -------   -------   --------
Van Kampen Aggressive Growth Portfolio -- Class II Shares...   $432    $1,306    $2,192     $4,462
LSA Aggressive Growth Fund..................................   $257    $  921    $1,609     $3,443
Pro Forma -- Van Kampen Aggressive Growth Portfolio -- Class
  II Shares.................................................   $167    $  517    $  892     $1,944

                       COMPARISON OF PERFORMANCE AND FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND

PERFORMANCE

  The following bar chart and table show how the performance of the Van Kampen Aggressive Growth Portfolio -- Class II Shares and the LSA Emerging Growth Equity Fund has changed from year to year and how the performance of each of those Funds compares with a broad-based index that each Fund's investment adviser believes is an appropriate benchmark for that Fund. The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The indices' returns do not reflect any fees or expenses that would be paid by investors. The performance of the Funds shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the indices vary over time, and past performance is not necessarily indicative of future results.

              VAN KAMPEN AGGRESSIVE GROWTH
              PORTFOLIO -- CLASS II SHARES                             LSA EMERGING GROWTH EQUITY FUND
          TOTAL RETURN FOR EACH CALENDAR YEAR                        TOTAL RETURN FOR EACH CALENDAR YEAR

                                                                             TOTAL RETURN
                                                                             ------------
2001                                                                            -38.26
2002                                                                            -32.52
2003                                                                             38.69

                                                                             TOTAL RETURN
                                                                             ------------
2000                                                                            -30.13
2001                                                                            -17.84
2002                                                                            -41.89
2003                                                                             46.93

The highest calendar quarter return during the periods     The highest calendar quarter return during the periods
shown above was 18.63% in the 2nd quarter of 2003; the     shown above was 29.04% in the 4th quarter of 2001; the
lowest calendar quarter return was -27.87% in the 1st      lowest calendar quarter return was -31.11% in the 3rd
quarter of 2001.                                           quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003
                                  (UNAUDITED)

                                                              ONE      THREE           SINCE
FUND/INDEX                                                    YEAR     YEAR          INCEPTION
----------                                                   ------   -------   --------------------
Van Kampen Aggressive Growth Portfolio -- Class II
  Shares...................................................  38.69%   -16.71%   -22.72%*
Russell Midcap Growth Index**..............................  42.71%    -6.13%   -13.38%*
LSA Emerging Growth Equity Fund............................  46.93%   -11.15%                 -3.55%***
Russell 2000 Growth Index****..............................  48.54%    -2.03%                 -0.40%***

---------------

   * As of September 25, 2000 for Van Kampen Aggressive Growth Portfolio, and as of September 30, 2000 for the Russell Midcap Growth Index.

  ** The investment adviser to Van Kampen Aggressive Growth Portfolio believes that the Russell Midcap Growth Index is an appropriate index for that Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

 *** As of October 1, 1999 for each of LSA Emerging Growth Equity Fund and the
     Russell 2000 Growth Index.

**** The investment adviser to LSA Emerging Growth Equity Fund believes that the
     Russell 2000 Growth Index is an appropriate index for that Fund. The Russell 2000 Growth Index is an unmanaged market capitalization-weighed index that includes the stocks of the Russell 2000 Index, with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund including (i) the fees and expenses paid by the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited), (ii) the fees and expenses paid by the LSA Emerging Growth Equity Fund for the fiscal year ended December 31, 2003 (unaudited), and (iii) pro forma fees and expenses for the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited) assuming only the LSA Emerging Growth Equity Fund Reorganization had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                     PRO FORMA --
                                                             VAN KAMPEN                               VAN KAMPEN
                                                             AGGRESSIVE                               AGGRESSIVE
                                                          GROWTH PORTFOLIO      LSA EMERGING       GROWTH PORTFOLIO
                                                          CLASS II SHARES    GROWTH EQUITY FUND    CLASS II SHARES
                                                          ----------------   -------------------   ----------------
Management Fees.........................................        0.75%(1)            1.05%(2)             0.75%(1)
Distribution and/or Service (12b-1) Fees................        0.25%(3)            None                 0.25%(3)
Other Expenses..........................................        3.31%(1)            3.00%(2)             0.66%(1)
Total Annual Fund Operating Expenses....................        4.31%(1)            4.05%(2)             1.66%(1)

---------------

(1) The table above does not show the effect of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total annual operating expenses (unaudited) were 1.26% for Class II Shares for the fiscal year ended December 31, 2003. The fee waivers or expense reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if the Reorganization closes in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganization closes, pro forma total operating expenses, including the waiver or reimbursement, are projected to be 1.25%.

(2) The table above does not show the effect of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse the LSA Emerging Growth Equity Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. After waivers and reimbursements, the LSA Emerging Growth Equity Fund's total annual operating expenses (unaudited) were 1.35% for the fiscal year ended December 31, 2003. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that only the LSA Emerging Growth Equity Fund Reorganization receives shareholder approval and is completed.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and the LSA Emerging Growth Equity Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio and it does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                          ------   -------   -------   --------
Van Kampen Aggressive Growth Portfolio -- Class II Shares...   $432    $1,306    $2,192     $4,462
LSA Emerging Growth Equity Fund.............................   $318    $1,151    $1,999     $4,193
Pro Forma -- Van Kampen Aggressive Growth Portfolio.........   $169    $  523    $  902     $1,965

                               COMPARISON OF FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                           LSA AGGRESSIVE GROWTH FUND
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio, the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund, including (i) the fees and expenses paid by the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited), (ii) the fees and expenses paid by the LSA Aggressive Growth Fund for the fiscal year ended December 31, 2003 (unaudited), (iii) the fees and expenses paid by the LSA Emerging Growth Equity Fund for the fiscal year ended December 31, 2003 (unaudited), and (iv) pro forma fees and expenses for the Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2003 (unaudited) assuming both of the Reorganizations had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                                   PRO FORMA --
                                                                VAN KAMPEN                                          VAN KAMPEN
                                                                AGGRESSIVE                       LSA EMERGING       AGGRESSIVE
                                                             GROWTH PORTFOLIO   LSA AGGRESSIVE   GROWTH EQUITY   GROWTH PORTFOLIO
                                                             CLASS II SHARES     GROWTH FUND         FUND        CLASS II SHARES
                                                             ----------------   --------------   -------------   ----------------
Management Fees............................................        0.75%(1)          0.95%(2)        1.05%             0.75%(1)
Distribution and/or Service
 (12b-1) Fees..............................................        0.25%(3)          None            None              0.25%(3)
Other Expenses.............................................        3.31%(1)          2.23%(2)        3.00%(2)          0.37%(1)
Total Annual Fund Operating Expenses.......................        4.31%(1)          3.18%(2)        4.05%(2)          1.37%(1)

---------------

(1) The table above does not show the effects of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total operating expenses (unaudited) were 1.26% for Class II Shares for the fiscal year ended December 31, 2003. The fee waivers or expense reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if both Reorganizations close, in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganizations close, pro forma total operating expenses, including the waiver or reimbursement, are projected to be 1.25%.

(2) The table above does not show the effects of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse each LSA Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). After waivers and reimbursements, actual total operating expenses (unaudited) were 1.25% and 1.35% for the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund, respectively, for the fiscal year ended December 31, 2003. LSAAM is contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM does not intend to continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that both the LSA Aggressive Growth Fund Reorganization and the LSA Emerging Growth Equity Fund Reorganization receive shareholder approval and are completed.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and each LSA Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio and it does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                          ------   -------   -------   --------
Van Kampen Aggressive Growth Portfolio -- Class II Shares...   $432    $1,306    $2,192     $4,462
LSA Aggressive Growth Fund..................................   $257    $  921    $1,609     $3,443
LSA Emerging Growth Equity Fund.............................   $318    $1,151    $1,999     $4,193
Pro Forma -- Van Kampen Aggressive Growth Portfolio -- Class
  II Shares.................................................   $139    $  434    $  750     $1,646

                       INVESTMENT OBJECTIVES AND POLICIES

  This section will help you compare the investment objective and principal investment strategies of the Van Kampen Aggressive Growth Portfolio with the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund. Please be aware that this is only a summary discussion. More complete information may be found in the Funds' prospectuses.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND

  INVESTMENT OBJECTIVES. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio invests primarily in common stocks or other equity securities of companies and focuses primarily on small- and medium-sized companies. Similarly, the investment objective of the LSA Aggressive Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small- and mid-sized growth companies. Although each of the Aggressive Growth Funds focuses on small- and medium-sized companies, each can invest in securities of larger-sized companies that their investment adviser believes have an above-average potential for capital growth. Each of the Aggressive Growth Funds invests, under normal market conditions, in companies that their investment adviser believes have an above-average potential for capital growth.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Aggressive Growth Funds generally seek to achieve their investment objective by investing primarily in equity securities. The Aggressive Growth Funds seek investments in those companies with attractive growth opportunities on an individual company basis. The investment adviser to the Aggressive Growth Funds uses a "bottom-up" disciplined style of investing that emphasizes analysis of individual stocks rather than economic and market cycles. The investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies and seeks companies that it believes have rising expectations or rising valuations. In selecting securities for investment, the Aggressive Growth Funds generally seek companies that appear positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. Portfolio securities are typically sold when the investment adviser believes earnings expectations or relative valuations have flattened or are declining.

  While the Aggressive Growth Funds focus primarily on investments in small- to medium-sized companies, each of them may invest in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. The investment adviser to the Van Kampen Aggressive Growth Portfolio generally defines small- and medium-sized companies, under normal market conditions, by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of up to approximately $9.8 billion as of June 30, 2003). Similarly, the investment adviser to the LSA Aggressive Growth Fund generally includes within its portfolio investments those companies whose capitalizations are within or below those represented in the Russell Midcap Index (up to $9.8 billion as of June 30, 2003) or the Standard & Poor's MidCap 400 Index (which consists of companies in the capitalization range of approximately up to $11.8 billion as of December 31, 2003).


  Each of the Aggressive Growth Funds may invest up to 25% of their assets in securities of foreign issuers.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND

  INVESTMENT OBJECTIVES. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio invests primarily in common stocks or other equity securities of companies and focuses primarily on small- and medium-sized companies. Although the Van Kampen Aggressive Growth Portfolio focuses on small- and medium-sized companies, it can invest in securities of larger-sized companies. The Van Kampen Aggressive Growth Portfolio invests, under normal market conditions, in companies that its investment adviser believes have an above-average potential for capital growth.

  The investment objective of the LSA Emerging Growth Equity Fund is to seek capital appreciation by investing primarily in rapidly growing emerging companies. Under normal market conditions, the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Although the LSA Emerging Growth Equity Fund may invest in companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $3 billion or less and may invest a significant portion of its assets in a variety of technology based industries.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund generally seeks to achieve its investment objective by investing in equity securities. Under normal market conditions, the Van Kampen Aggressive Growth Portfolio invests at least 65% of its total assets in common stocks or other equity securities, while the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including any borrowing for investment purposes) in equity securities under normal market circumstances.

  Whereas the LSA Emerging Growth Equity Fund focuses its investments in securities of emerging companies, and generally in industry segments that are experiencing rapid growth, under normal market conditions, the Van Kampen Aggressive Growth Portfolio seeks investments in those companies with attractive growth opportunities on an individual company basis. The investment adviser to the Van Kampen Aggressive Growth Portfolio uses a "bottom-up" disciplined style of investing that emphasizes analysis of individual stocks rather than economic and market cycles. The Van Kampen Aggressive Growth Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies and seeks companies that it believes have rising expectations or rising valuations. In selecting securities for investment, the Van Kampen Aggressive Growth Portfolio generally seeks companies that appear positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. Portfolio securities are typically sold when the investment adviser believes earnings expectations or relative valuations have flattened or are declining.

  While the Van Kampen Aggressive Growth Portfolio focuses primarily on investments in small- to medium-sized companies, it may invest in securities of larger-sized companies. The investment adviser to the Van Kampen Aggressive Growth Portfolio generally defines small- and medium-sized companies, under normal market conditions, by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of up to approximately $9.8 billion as of June 30, 2003).

  The LSA Emerging Growth Equity Fund invests a substantial amount of its investments in companies with market capitalizations of $3 billion or less, but it also may invest in companies of any size. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth. In evaluating potential investments, the LSA Emerging Growth Equity Fund's investment adviser considers whether a company is gaining market share, earning superior margins, or experiencing superior profitability. Unlike the Van Kampen Aggressive Growth Portfolio, the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, particularly when these industries are considered to include numerous rapidly growing emerging companies.

  The Van Kampen Aggressive Growth Portfolio may invest up to 25% of its assets in securities of foreign issuers and the LSA Emerging Growth Equity Fund may invest all of its assets in foreign securities, although it presently does not anticipate investing more than 20% of its assets in such securities.

OTHER INVESTMENT POLICIES AND PRACTICES OF ALL OF THE FUNDS

  Each of the Funds may invest in derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks. Each of the Funds may engage in repurchase agreements for cash management purposes and may lend portfolio securities, subject to certain restrictions. In addition, each of the Funds may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities.

  Each of the Funds may invest in other investment companies for various reasons; such investments are commonly, but not always, used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses. When market conditions dictate a more defensive investment strategy, each of the Funds may, on a temporary basis, hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a Fund would temporarily not be pursuing and may not achieve its investment objective.

                                PRINCIPAL RISKS

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND

  The Aggressive Growth Funds are subject to risks associated with aggressive growth stocks. Companies that the Aggressive Growth Funds' investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

  The Van Kampen Aggressive Growth Portfolio may from time to time emphasize certain sectors of the market. To the extent that the Van Kampen Aggressive Growth Portfolio invests a significant portion of its assets in the securities of companies in the same sector of the market, it will be more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND

  In addition to the types of risks described in the preceding paragraph for Van Kampen Aggressive Growth Portfolio, because the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, it is subject to risks associated with investments in such industries. Common stocks of companies that rely extensively on technology in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology is a rapidly changing field and the stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. The Van Kampen Aggressive Growth Portfolio is not generally subject to these risks because it does not focus in technology based industries. Notwithstanding the foregoing, the Van Kampen Aggressive Growth Portfolio may from time to time emphasize certain sectors of the market (which may include technology based industries). To the extent that the Van Kampen Aggressive Growth Portfolio invests a significant portion of its assets in the securities of companies in the same sector of the market, it will be more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS APPLICABLE TO EACH OF THE FUNDS

  As each of the Funds primarily invests in small- and medium-sized companies, each Fund is subject to the risk that small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than the securities of larger-sized companies or the market in general. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Funds may be subject to greater risk than assumed through investment in the securities of larger-sized, more established companies.

  Each of the Funds invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Although the Funds invest primarily in common stocks, they may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  Because the Funds may invest in derivative investments, they are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  The Funds also may invest in debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities.

  Given the similarity of investment objectives of the Funds, the Funds are subject to certain other similar principal investment risks, including market risk, foreign securities risks and manager risks. Market risk is the possibility that the market values of securities owned by a fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

  Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers. In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States.

  As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

              PURCHASE, REDEMPTION, EXCHANGE AND DIVIDEND POLICIES

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

  You may direct the purchase, redemption or exchange of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract, how to redeem monies from the sub-accounts that invest in the Funds or how to exchange shares of the Funds with other products offered through the insurance company separate account.

  LSA FUNDS. Orders received by the LSA Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each LSA Fund at the Fund's net asset value per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The net asset value per share is calculated by dividing the value of each LSA Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

  The LSA Funds' investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board of Trustees of the Trust.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO. The Van Kampen Aggressive Growth Portfolio continuously offers shares to the separate accounts of insurance companies at prices equal to the net asset value per share of the Van Kampen Aggressive Growth Portfolio. Van Kampen Funds Inc., located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Van Kampen Aggressive Growth Portfolio's shares. The Van Kampen Aggressive Growth Portfolio and Van Kampen Funds Inc. reserve the right to refuse any order for the purchase of shares.

  The net asset value per share for the Van Kampen Aggressive Growth Portfolio is determined once daily as of the close of trading on the NYSE each day the NYSE is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Van Kampen Aggressive Growth Portfolio's securities such that the Van Kampen Aggressive Growth Portfolio's net asset value per share might be materially affected. The Van Kampen Aggressive Growth Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the product prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Van Kampen Aggressive Growth Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the NYSE and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked price, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by Asset Management in accordance with procedures established by the Van Kampen Aggressive Growth Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Trustees of the Van Kampen Aggressive Growth Portfolio. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Van Kampen Aggressive Growth Portfolio are subject to daily fluctuations and the net asset value per share of the Van Kampen Aggressive Growth Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDEND POLICIES

  Each Fund intends to pay out all of its net investment income and net realized capital gains annually. All income and capital gain distributions are automatically reinvested in additional shares of the Fund.

                              MANAGER AND ADVISERS

  LSAAM, the investment manager to each LSA Fund, is a wholly owned subsidiary of Allstate Life. LSAAM, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LSAAM carefully selects other professional investment advisers to carry out the day-to-day management of each LSA Fund.

  Asset Management, the investment adviser to the LSA Aggressive Growth Fund and the Van Kampen Aggressive Growth Portfolio, is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. Asset Management is registered as an investment adviser under the Advisers Act. Van Kampen Investments Inc. had approximately $84 billion under management or supervision as of December 31, 2003. The principal office of Asset Management and Van Kampen Investments Inc. is 1221 Avenue of the Americas, New York, New York 10020.

  The Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund are managed by Asset Management's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include Gary
M. Lewis, a Managing Director of Asset Management, Dudley Brickhouse, Janet Luby and David W. Walker, Executive Directors of Asset Management, Matthew Hart, a Vice President of Asset Management, and Scott Miller, an Associate of Asset Management. The composition of the team may change without notice from time to time.

  RS Investment Management, L.P. ("RSIM"), investment adviser to the LSA Emerging Growth Equity Fund, is a wholly owned subsidiary of RS Investment Management Co. LLC. RSIM, located at 388 Market Street, Suite 1700, San Francisco, California 94111, commenced operations in March 1981 and had $7.2 billion in assets under management as of December 31, 2003. The Emerging Growth Equity Fund is managed by James L. Callinan.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

  LSAAM. LSAAM provides investment management services to the LSA Funds pursuant to a Management Agreement. LSAAM directs and supervises the adviser to each LSA Fund, reviews and evaluates the performance of the adviser to each LSA Fund and determines whether the adviser to each LSA Fund should be replaced. Under the Management Agreement, LSAAM is entitled to the following management fees at an annual percentage of each LSA Fund's average daily net assets:

LSA Aggressive Growth Fund..................................  0.95%
LSA Emerging Growth Equity Fund.............................  1.05%

  LSAAM has agreed to reduce its fees or reimburse each LSA Fund for expenses above certain limits. Currently, this limit is set so that a Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. Under certain circumstances LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the fiscal year ended December 31, 2003, LSAAM reimbursed the full amount of its fees and therefore received $0 from the LSA Funds. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

  LSAAM has entered into an advisory agreement with the adviser to each LSA Fund pursuant to which LSAAM has appointed the adviser to carry out the day-to-day reinvestment and investment of the assets of the applicable LSA Fund. LSAAM compensates the advisers from the management fees it receives or its own resources. No additional management fees are paid by a LSA Fund to an adviser.

  ASSET MANAGEMENT. Van Kampen Aggressive Growth Portfolio retains Asset Management to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between Asset Management and the Van Kampen Aggressive Growth Portfolio, the Aggressive Growth Portfolio pays Asset Management a monthly fee computed based upon an annual rate applied to the average daily net assets of the Aggressive Growth Portfolio as follows:

                                                              % PER
AVERAGE DAILY NET ASSETS                                      ANNUM
------------------------                                      -----
First $500 million..........................................  0.75%
Next $500 million...........................................  0.70%
Over $1 billion.............................................  0.65%

  During the fiscal year ended December 31, 2003, the contractual advisory fees for the Van Kampen Aggressive Growth Portfolio were 0.75% of its net assets. After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 2003.

  Asset Management retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Except as described below, generally any fee waivers and/or expense reimbursements may be discontinued by Asset Management at any time. For a complete description of advisory services, see the section of Van Kampen Aggressive Growth Portfolio's prospectus entitled "Investment Advisory Services" and the section of the Van Kampen LIT Statement of Additional Information entitled "Investment Advisory Agreements."

  For a period of one year following the Closing, Asset Management has voluntarily agreed to waive or reimburse management fees and/or other expenses to the Van Kampen Aggressive Growth Portfolio, if the Reorganization closes, in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares.

  Asset Management, certain affiliates of Asset Management and certain investment companies advised by Asset Management or its affiliates are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that Asset Management and certain affiliates of Asset Management allegedly offered economic incentives to brokers and others to steer investors to the funds advised by Asset Management or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by Asset Management or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While Asset Management believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation.

                         DISTRIBUTION AND SERVICE PLAN

  The Van Kampen Aggressive Growth Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and has also adopted a Service Plan. Under the Distribution Plan and Service Plan, the Van Kampen Aggressive Growth Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Van Kampen Aggressive Growth Portfolio can pay up to 0.35% per year of its average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Board of Trustees of the Van Kampen Aggressive Growth Portfolio currently limits the aggregate amount payable under the Distribution Plan and the Service Plan to 0.25% per year of the average daily net assets with respect to its Class II Shares. From such amount, under the Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to 0.25% per year of its average daily net assets with respect to its Class II Shares.

  The fees paid pursuant to the Distribution Plan and the Service Plan are paid to Van Kampen Aggressive Growth Portfolio's distributor, who in turn pays the fees to insurance companies maintaining the shareholder accounts. Thus, if the Reorganization closes, the Van Kampen Aggressive Growth Portfolio's distributor will pay the fees to Allstate Life, Lincoln Benefit Life Company or Allstate Life Insurance Company of New York with respect to the shareholder accounts established as a result of the Reorganization. Because these fees are paid out of the Van Kampen Aggressive Growth Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of distribution and service fees and other expenses of the Van Kampen Aggressive Growth Portfolio associated with such class of shares. The distributor of each Fund's shares is Van Kampen Funds Inc., a subsidiary of Van Kampen Investments Inc. For a complete description of these arrangements, see the section of the Van Kampen Aggressive Growth Portfolio's prospectus entitled "Purchase of Shares" and the section of the Van Kampen LIT Statement of Additional Information entitled "Distribution and Service."

                  INFORMATION RELATING TO THE REORGANIZATIONS

  DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plans attached as exhibits. Each Reorganization Plan provides for the Reorganization to occur on or about April 30, 2004.

  Each Reorganization Plan provides that all assets and certain liabilities of each LSA Fund will be transferred to the Van Kampen Aggressive Growth Portfolio on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Van Kampen Aggressive Growth Portfolio will simultaneously issue on the Closing Date of the Reorganizations a number of full and fractional Class II Shares to each LSA Fund equal in value to the aggregate net asset value of such LSA Fund calculated at the Effective Time.

  Following the transfer of assets and certain liabilities in exchange for Van Kampen Aggressive Growth Portfolio Class II Shares, each LSA Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the Class II Shares of the Van Kampen Aggressive Growth Portfolio so received. Each shareholder of each LSA Fund owning shares at the Effective Time will receive a number of Class II Shares of the Van Kampen Aggressive Growth Portfolio with the same aggregate value as the shareholder had in the LSA Fund immediately prior to the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Funds' shareholders on the share records of the Van Kampen Aggressive Growth Portfolio's transfer agent. Each account will receive the respective pro rata number of full and fractional Class II Shares of the Van Kampen Aggressive Growth Portfolio due to the shareholder of an LSA Fund. Each LSA Fund then will be terminated as soon as practicable thereafter. Class II Shares of the Van Kampen Aggressive Growth Portfolio to be issued will have no preemptive or conversion rights.

  Each Reorganization Plan contains customary representations, warranties and conditions. Each Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Fund's shareholders and, with respect to the LSA Aggressive Growth Fund Reorganization, the receipt by Van Kampen LIT and the Trust of a tax opinion of Vedder Price to the effect that the LSA Aggressive Growth Fund Reorganization will be tax-free for federal income tax purposes to the LSA Aggressive Growth Fund, its shareholders and the Van Kampen Aggressive Growth Portfolio. Each Reorganization Plan may be terminated by mutual agreement of the Trust with respect to a LSA Fund and Van Kampen LIT with respect to the Van Kampen Aggressive Growth Portfolio, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

  COSTS OF REORGANIZATION. Each LSA Fund will bear the expenses associated with its participation in the Reorganization, however pursuant to the existing contractual expense reimbursement agreement between the LSA Funds and LSAAM, LSAAM or an affiliate of LSAAM has effectively agreed to reimburse the LSA Funds for such expenses. Thus, after expense reimbursements, the LSA Funds will pay no expenses associated with their participation in the Reorganization. LSAAM or an affiliate of LSAAM will pay the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the Independent Trustees of the Trust. Asset Management or an affiliate thereof will pay Van Kampen Aggressive Growth Portfolio's expenses related to the Reorganizations. Thus, Van Kampen Aggressive Growth Portfolio will pay no expenses associated with its participation in the Reorganization. LSAAM has separately entered into an agreement with Asset Management to set forth how the LSA Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will reimburse the LSA Funds for expenses associated with the preparation and filing of this Joint Prospectus/Proxy Statement, and Asset Management or an affiliate thereof will pay the legal fees incurred by the Van Kampen Aggressive Growth Portfolio associated with the preparation and filing of this Joint Prospectus/Proxy Statement. Asset Management or an affiliate thereof will pay (a) all costs associated with the proxy solicitation up to $17,000 (which is $8,500 for each Reorganization), including but not limited to postage, printing, mailing and tabulation costs; and (b) brokerage costs associated with any necessary rebalancing of a LSA Fund's portfolio prior to the Reorganization and with any necessary rebalancing of the Van Kampen Aggressive Growth Portfolio's portfolio following the Reorganization. LSAAM or an affiliate thereof will pay any proxy solicitation expenses that exceed $17,000 (which is $8,500 for each Reorganization).

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES
                             OF THE REORGANIZATIONS

LSA AGGRESSIVE GROWTH FUND REORGANIZATION

  The following is a general summary of the material anticipated United States federal income tax consequences of the LSA Aggressive Growth Fund Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to United States persons who hold shares of LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. No ruling has been or will be sought from the IRS regarding any matter relating to the LSA Aggressive Growth Fund Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Each shareholder (and each contract owner who has a portion of his or her annuity contract or insurance policy allocated to LSA Aggressive Growth Fund) must consult their own tax advisers as to the federal income tax consequences of the LSA Aggressive Growth Fund Reorganization, as well as the effects of state, local and non-United States tax laws.

  It is a condition to closing the LSA Aggressive Growth Fund Reorganization that each of Van Kampen LIT and the Trust receives an opinion from Vedder Price, dated as of the Effective Time, regarding the characterization of the LSA Aggressive Growth Fund Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the LSA Aggressive Growth Fund Reorganization can be summarized as follows:

  - No gain or loss will be recognized by LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio upon the transfer of the assets of LSA Aggressive Growth Fund to Van Kampen Aggressive Growth Portfolio in exchange solely for Class II Shares of Van Kampen Aggressive Growth Portfolio and the assumption by Van Kampen Aggressive Growth Portfolio of the liabilities of LSA Aggressive Growth Fund.

  - No gain or loss will be recognized by a holder of LSA Aggressive Growth Fund shares that exchanges all of its shares of LSA Aggressive Growth Fund solely for the Class II Shares of Van Kampen Aggressive Growth Portfolio pursuant to the LSA Aggressive Growth Fund Reorganization.

  - The aggregate tax basis of the Class II Shares of Van Kampen Aggressive Growth Portfolio received by a holder of LSA Aggressive Growth Fund shares pursuant to the LSA Aggressive Growth Fund Reorganization will be the same as the aggregate tax basis of the shares of LSA Aggressive Growth Fund surrendered in exchange therefor.

  - The holding period of the Class II Shares of Van Kampen Aggressive Growth Portfolio received by a holder of LSA Aggressive Growth Fund shares pursuant to the LSA Aggressive Growth Fund Reorganization will include the holding period of the shares of LSA Aggressive Growth Fund surrendered in exchange therefor, provided such LSA Aggressive Growth Fund shares were held as capital assets at the Effective Time.

  - Van Kampen Aggressive Growth Portfolio's tax basis in LSA Aggressive Growth Fund's assets received by Van Kampen Aggressive Growth Portfolio pursuant to the LSA Aggressive Growth Fund Reorganization will, in each instance, equal the tax basis of such assets in the hands of LSA Aggressive Growth Fund immediately prior to the LSA Aggressive Growth Fund Reorganization, and Van Kampen Aggressive Growth Portfolio's holding period of such assets will, in each instance, include the period during which the assets were held by LSA Aggressive Growth Fund.

  The opinion of Vedder Price will be based on federal income tax law in effect at the Effective Time. In rendering its opinion, Vedder Price will also rely upon certain representations of the management of Van Kampen Aggressive Growth Portfolio and LSA Aggressive Growth Fund and assume, among other things, that the LSA Aggressive Growth Fund Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  Van Kampen Aggressive Growth Portfolio intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to LSA Aggressive Growth Fund and its shareholders.

  The LSA Aggressive Growth Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Aggressive Growth Fund.

LSA EMERGING GROWTH EQUITY FUND REORGANIZATION

  The following is a general summary of the material anticipated United States federal income tax consequences of the LSA Emerging Growth Equity Fund Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to United States persons who hold shares of LSA Emerging Growth Equity Fund or Van Kampen Aggressive Growth Portfolio as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the LSA Emerging Growth Equity Fund Reorganization. No opinion of Vedder Price or other counsel will be furnished in connection with this Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Each shareholder (and each contract owner who has a portion of his or her annuity contract or insurance policy allocated to LSA Aggressive Growth Fund) must consult their own tax advisers as to the federal income tax consequences of the LSA Emerging Growth Equity Fund Reorganization, as well as the effects of state, local, and non-United States tax laws.

  The LSA Emerging Growth Equity Fund Reorganization may not qualify as a tax-free reorganization for United States federal income tax purposes. If, however, shares of LSA Emerging Growth Equity Fund are owned, for United States federal income tax purposes, by one or more "segregated asset accounts" established in support of annuity contracts or insurance policies that qualify as "variable contracts" and that are considered "adequately diversified" (as such terms are defined under the insurance company provisions of the Code and Treasury regulations thereunder), the LSA Emerging Growth Equity Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Emerging Growth Equity Fund.

  Van Kampen Aggressive Growth Portfolio intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to LSA Emerging Growth Equity Fund and its Shareholders.

  The LSA Emerging Growth Equity Fund Reorganization will not be a taxable transaction for Van Kampen Aggressive Growth Portfolio.

                                 CAPITALIZATION

  The following table sets forth, as of December 31, 2003, the capitalization of the Van Kampen Aggressive Growth Portfolio, the capitalization of each LSA Fund and the pro forma combined capitalization of the Van Kampen Aggressive Growth Portfolio in three ways: (i) assuming only the LSA Aggressive Growth Fund Reorganization is completed, (ii) assuming only the LSA Emerging Growth Equity Fund Reorganization is completed and (iii) assuming both of the Reorganizations are completed. The pro forma net asset totals reflect the anticipated withdrawal of Allstate Life's initial investment in the LSA Fund prior to the Closing of the Reorganizations. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                            NET ASSET VALUE     SHARES
FUND                                                          NET ASSETS       PER SHARE      OUTSTANDING
----                                                          -----------   ---------------   -----------
Van Kampen Aggressive Growth Portfolio --  Class II
  Shares....................................................  $ 7,916,454        $4.23         1,872,108
LSA Aggressive Growth Fund..................................  $16,722,957        $8.89         1,881,311
LSA Emerging Growth Equity Fund.............................  $15,693,633        $6.95         2,258,247
Pro Forma -- Van Kampen Aggressive Growth Portfolio -- Class
  II Shares and LSA Aggressive Growth Fund only.............  $22,418,911*       $4.23         5,300,585
Pro Forma -- Van Kampen Aggressive Growth Portfolio -- Class
  II Shares and LSA Emerging Growth Equity Fund only........  $19,323,752*       $4.23         4,568,869
Pro Forma -- Van Kampen Aggressive Growth Portfolio -- Class
  II Shares, LSA Aggressive Growth Fund and LSA Emerging
  Growth Equity Fund........................................  $33,826,209*       $4.23         7,997,346

---------------

* Based on the capitalization of each LSA Fund on December 31, 2003, Allstate Life intends to withdraw the following in assets from each LSA Fund, which represents a withdrawal of the seed capital investment prior to the Closing of the Reorganizations:

  LSA Aggressive Growth Fund..................................  $2,222,500**
  LSA Emerging Growth Equity Fund.............................  $4,286,335**

---------------

** The amount of Allstate Life's seed capital may be different on the Closing
   Date as a result of fluctuation in the LSA Funds' net asset value.

                               SHAREHOLDER RIGHTS

VAN KAMPEN LIT

  GENERAL. Van Kampen LIT is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware.

  SHARES. The authorized capitalization of Van Kampen LIT consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Van Kampen Aggressive Growth Portfolio, and further subdivided into one or more classes of shares within each series. The Van Kampen Aggressive Growth Portfolio offers one class of shares, Class II Shares. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series.

  VOTING RIGHTS. Shares of Van Kampen LIT are entitled to one vote per share; however, separate votes are taken by each series of Van Kampen LIT on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such shares.

  SHAREHOLDER MEETINGS. Van Kampen LIT does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting.

  ELECTION AND TERM OF TRUSTEES. The business and affairs of Van Kampen LIT are managed under the direction of Van Kampen LIT's Board of Trustees and its officers appointed by the Board of Trustees. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified.

  SHAREHOLDER LIABILITY. No series is subject to the liabilities of any other series. The Declaration of Trust of Van Kampen LIT provides that shareholders are not liable for any liabilities of Van Kampen LIT or any of its series and indemnifies shareholders against any such liability. Unlike the Trust's Declaration of Trust, Van Kampen LIT's Declaration of Trust requires inclusion of a clause to that effect in every agreement entered into by Van Kampen LIT or any of its series.

  TRUSTEE LIABILITY. The Board of Trustees of Van Kampen LIT is generally not liable for any obligations of Van Kampen LIT. Van Kampen LIT will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustees' willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustees' duties.

THE TRUST

  GENERAL. The Trust is an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999 pursuant to an Agreement and Declaration of Trust. The Trust is also governed by its bylaws and applicable state law.

  SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 11 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes. Shares of each series have no preemptive, conversion or subscription rights.

  VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Shareholders are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the series that they own. Van Kampen LIT shareholders are entitled to one vote per share; thus on matters where a separate vote is taken by a series, the Van Kampen LIT's voting policy would have the same ultimate effect as the Trust's voting policy for such series, but on matters where all series of the Trust vote together as a single group, the Van Kampen LIT's policy (of one vote per share) may lead to different results than the Trust's policy (of dollar-weighted voting). The Trust's voting policy is not impacted by the net asset value per share of each series, but does favor larger series (i.e., series with greater net assets) over small series; whereas the LIT Trust's voting policy is impacted by the relative net asset value per share of each series, which would favor series with smaller net asset value per share (i.e., more shares outstanding for such series) relative to series with higher net asset value per share, assuming the net assets of each series are equal.

  SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances when called by the Trustees.

  ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Delaware law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

  SHAREHOLDER LIABILITY. The Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

  TRUSTEE LIABILITY. The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF VAN KAMPEN LIT AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

  Information concerning the operation and management of each of the Funds is included in each of their current prospectuses and statements of additional information. Information regarding how to obtain copies of these materials can be found on page 2 of this Joint Prospectus/Proxy Statement.

  FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

  The financial statements of the Van Kampen Aggressive Growth Portfolio contained in its annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Ernst & Young LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the Van Kampen Aggressive Growth Portfolio contained in the semi-annual report for the six-month period ended June 30, 2003, are incorporated by reference into this Prospectus/Proxy Statement.

  The financial statements of the LSA Funds contained in the Funds' annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, their independent auditors. These financial statements, together with the unaudited financial statements of the LSA Funds contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Prospectus/Proxy Statement insofar as such financial statements relate to the LSA Funds participating in the Reorganizations and not to any other Funds that are described therein.

  The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report on request. Information regarding how to obtain copies of these materials can be found on page 1 of this Joint Prospectus/ Proxy Statement.

  LEGAL MATTERS. Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, serves as counsel to Van Kampen LIT and will render opinions concerning the issuance of shares of Van Kampen Aggressive Growth Portfolio.

  Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as special counsel to the LSA Funds and will render opinions concerning the outstanding shares of each of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund and will render the tax opinion in connection with the LSA Aggressive Growth Fund Reorganization.

  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

  Since May 2003, the Board of Trustees of the Trust convened several times telephonically and in person to consider the future of each series of the Trust, including the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund, in light of LSAAM's indication that it was unlikely to continue to subsidize Trust expenses after April 30, 2004. During discussions held on June 9, 2003 and July 17, 2003, the Board of Trustees raised various questions and received information from LSAAM regarding the Reorganizations, including various reorganization candidates. At meetings held on August 20, 2003, October 28, 2003 and December 3, 2003, the Board of Trustees of the Trust, including the Independent Trustees, were presented with information to assist them in evaluating the Reorganizations, such as: (a) the terms and conditions of the Reorganizations; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the Van Kampen Aggressive Growth Portfolio and any changes in fees to be paid or borne by shareholders of the LSA Funds (directly or indirectly) after the Reorganizations; (e) the potential economies of scale to be gained from the Reorganizations; (f) any direct or indirect federal income tax consequences to the shareholders of the LSA Funds; (g) the fact that the Van Kampen Aggressive Growth Portfolio will assume certain liabilities of the LSA Funds; (h) the fact that LSAAM, Asset Management or their affiliates will directly or indirectly bear Reorganization expenses incurred by the LSA Funds; and (i) the fact that LSAAM is unlikely to extend the expense limitation agreements for the LSA Funds beyond April 30, 2004; and (j) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving each Reorganization Plan. In considering the Reorganizations, the Independent Trustees were advised by independent legal counsel.

  At the meeting on December 3, 2003, the Board, including all of the Independent Trustees, determined that each Reorganization is in the best interests of the LSA Fund and its shareholders and that the interests of existing LSA Fund shareholders will not be diluted as a result of the Reorganization.

  The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the LSA Funds, including continuing to operate the Funds but without expense subsidies, liquidating the Funds, seeking a new manager for the Trust, reorganizing the Funds with one or more other series of the Trust and reorganizing the Funds with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganizations with the Van Kampen Aggressive Growth Portfolio was the best course available to the LSA Funds. In reaching that conclusion, the Board noted that, based on the small size of each Fund and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. In addition, the Board concluded that the Van Kampen Aggressive Growth Portfolio was the best alternative, given the similarity of the Van Kampen Aggressive Growth Portfolio's investment objective and policies to those of each LSA Fund and that the Van Kampen Aggressive Growth Portfolio has voluntarily agreed for one year following the Closing to waive and/or reimburse a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares. The Board also noted that, effectively, the LSA Funds will not bear any expenses in connection with the Reorganizations, as a result of the currently effective expense limitation agreements between LSAAM and the Funds. Based upon the Van Kampen Aggressive Growth Portfolio's voluntary expense and/or fee waiver or reimbursement and the fact that the LSA Funds will not ultimately bear any costs associated with the Reorganizations, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the LSA Funds would not be diluted as a result of the Reorganizations.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH LSA FUND VOTE FOR APPROVAL OF THE REORGANIZATION FOR THEIR FUND.

                                 VOTING MATTERS

  GENERAL INFORMATION. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust and by Allstate Life and other affiliated insurance companies on behalf of the Trust. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Funds may also solicit voting instructions by telephone, facsimile, internet or in person. The cost of solicitation up to $17,000 will be borne by Asset Management, and will not be borne by the LSA Funds or the Van Kampen Aggressive Growth Portfolio, as described in the section entitled "Information Relating to the Reorganizations."


  VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Funds are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of January 12, 2004 (the "Record Date"), shares of the LSA Funds were held by insurance company separate accounts as depositors for contract owners or by the insurance company as a seed capital investment. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Funds held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares held in its name in the same proportion as the shares of the LSA Funds for which it has received instructions from contract owners (i.e., echo voting). Any shares of a LSA Fund held directly by Allstate Life or its affiliates will also be echo voted.


  Shareholders of each LSA Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. For each LSA Fund, a majority of the outstanding shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum. For each LSA Fund, approval of a Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

  Contract owners may instruct how to vote the shares held under their contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms ready and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. Attendance alone will not constitute a revocation. With respect to telephonic or internet voting instructions, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

  Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

  If sufficient votes in favor of the proposal set forth in the Notice of the Joint Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Asset Management up to $17,000, as described in the section entitled "Information Relating to the Reorganizations."

  RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:

NAME OF FUND                                                   TOTAL NUMBER OF SHARES OUTSTANDING
------------                                                   ----------------------------------
LSA Aggressive Growth Fund..................................                1,923,618
LSA Emerging Growth Equity Fund.............................                2,305,103

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO. As of the Record Date, the officers and trustees of Van Kampen Aggressive Growth Portfolio as a group beneficially owned less than 1% of the outstanding Class II Shares of the Van Kampen Aggressive Growth Portfolio. As of the Record Date, to the best of the knowledge of Van Kampen Aggressive Growth Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding Class II Shares of the Van Kampen Aggressive Growth Portfolio:

                                                               PERCENTAGE
NAME AND ADDRESS                                               OWNERSHIP
----------------                                               ----------
Allstate Life Insurance Company.............................     47.49%
3100 Sanders Rd
Ste K4A
Northbrook, IL 60062-7154
Protective Life Variable Annuity............................     36.81%
Investment Products Services
Protective Life Insurance Company
PO Box 10648
Birmingham, AL 35202-0648
Allstate Life Insurance Co of NY............................      6.26%
Attention: Financial Control Grp
PO Box 94200
Palatine, IL 60094-4200
Van Kampen Funds Inc. ......................................      5.21%
Seed Capital/Discretionary
Attn Eric Marmoll
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5305

  LSA FUNDS. As of the Record Date, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each LSA Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Funds:

    LSA AGGRESSIVE GROWTH FUND

                                                               PERCENTAGE
NAME AND ADDRESS                                               OWNERSHIP
----------------                                               ----------
Allstate Life Insurance Company.............................     32.36%
Through Northern Trust Company
3100 Sanders Road
Northbrook, IL 60062-7127
Allstate Life Insurance Company.............................     35.39%
3100 Sanders Road
Northbrook, IL 60062-7127
Allstate Life Insurance Company.............................     13.01%
Through Financial Advisors Separate Account One
3075 Sanders Road
Northbrook, IL 60062-7127
Lincoln Benefit Life Company................................     15.08%
Through Lincoln Benefit Variable Annuity Account
2940 S. 48th Street
Lincoln, NE 68506

    LSA EMERGING GROWTH EQUITY FUND

                                                               PERCENTAGE
NAME AND ADDRESS                                               OWNERSHIP
----------------                                               ----------
Allstate Life Insurance Company.............................     26.77%
Through Financial Advisors Separate Account One
3075 Sanders Road
Northbrook, IL 60062-7127
Lincoln Benefit Life Company................................     73.17%
Through Lincoln Benefit Variable Annuity Account
2940 S. 48th Street
Lincoln, NE 68506

                                 OTHER BUSINESS

  The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

  Contract owner inquiries may be addressed to the Trust in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling (800) 632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life), (800) 865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company),
(800) 654-2397 (for variable annuity contracts or variable life insurance policies formerly underwritten by Northbrook Life Insurance Company), (800) 256-9392 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company of New York), (800) 203-0068 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group except New York) or (866) 718-9824 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group -- New York).

  CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                          By Order of the Board of Trustees,

                                          John R. Hunter
                                          President
                                          LSA Variable Series Trust

                                                                       EXHIBIT A

                         MANAGEMENT'S DISCUSSION OF THE
              VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1
Mar 01                                                                           -0.6
Jun 01                                                                           -1.6
Sep 01                                                                           -0.3
Dec 01                                                                            2.7
Mar 02                                                                            5.0
Jun 02                                                                            1.3
Sep 02                                                                            4.0
Dec 02                                                                            0.7

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                 PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2002)

 [LINE GRAPH]

                                                                                              RUSSELL MIDCAP(R) GROWTH INDEX IS
                                                                                                 AN UNMANAGED INDEX GENERALLY
                                                                                             REPRESENTATIVE OF MID-CAPITALIZATION
                                                          LIT-AGGRESSIVE GROWTH PORTFOLIO              GROWTH STOCKS.*
                                                          -------------------------------    ------------------------------------
9/25/00                                                               10000.00                            10000.00
                                                                       9760.00                             9863.88
                                                                       8510.00                             9179.43
                                                                       6630.00                             7184.55
12/00                                                                  7460.00                             7562.98
                                                                       7040.00                             7995.03
                                                                       6100.00                             6612.12
                                                                       5381.00                             5665.81
                                                                       5758.00                             6610.27
                                                                       5584.00                             6579.19
6/01                                                                   5370.00                             6582.64
                                                                       5095.00                             6138.71
                                                                       4708.00                             5693.77
                                                                       4056.00                             4752.77
                                                                       4229.00                             5252.37
                                                                       4494.00                             5817.83
12/01                                                                  4606.00                             6038.99
                                                                       4423.00                             5842.84
                                                                       4229.00                             5511.60
                                                                       4372.00                             5932.29
                                                                       4270.00                             5618.23
                                                                       4158.00                             5450.54
6/02                                                                   3801.00                             4849.03
                                                                       3424.00                             4377.98
                                                                       3383.00                             4362.74
                                                                       3210.00                             4016.09
                                                                       3292.00                             4327.20
                                                                       3312.00                             4665.85
12/02                                                                  3108.00                             4383.96

This chart compares your portfolio's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. The return includes combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                           CLASS II
----------------------------------------------------------------------------
One-year total return based on NAV(1)                       -32.52%
----------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                      -40.29%
----------------------------------------------------------------------------
Commencement date                                          09/25/00
----------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time: absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment was
extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and repeated evidence of fraud dominated the headlines. These factors, along with continued concern over possible terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential upturn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   Performance was disappointing,
with the portfolio posting a total return of -32.52 percent, versus the Russell Midcap Growth(R) Index's return of -27.41 percent. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns had included the effects of these additional charges, the returns would have been lower. The returns above include combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown.

    The Russell Midcap(R) Growth Index is an unmanaged index generally representative of mid-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We continued to follow our
disciplined stock-selection approach--seeking stocks with rising earnings expectations or rising valuations. This strategy is designed to find leadership trends in the market. Historically, companies with rising earnings expectations that are experiencing rising valuations have generally seen their stocks rise even further. However, in this highly rotational and uncertain environment, expectations for future earnings and growth were suspect. Negative investor sentiment, skepticism and rumors were more likely than fundamental trends to drive stock prices during the period.

    The portfolio has historically tended to outperform in a bull market, when there are leading, visible companies that continue to increase their earnings. The fourth quarter was, by contrast, driven by a reversal in which companies with the largest cuts in earnings and the poorest fundamentals did better.

Q   WHAT FACTORS HELPED PERFORMANCE
    DURING THE PERIOD?

A   We were pleased with eBay,
which benefited from increased e-commerce in the fourth quarter. eBay and other online retailers are gaining market share from traditional retail venues. The company's holiday sales were also helped by free-shipping options for buyers and a holiday advertising campaign.

    We also realized strong results from Williams-Sonoma, an upscale household-products manufacturer and retailer, and Zimmer Holdings, a manufacturer of products for orthopedic surgery.

    Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   IDEC Pharmaceuticals, a
manufacturer of pharmaceuticals for treating cancer, ran into issues with government reimbursements for its products. Nonetheless, we continue to find a number of names attractive in the health-care industry and believe the fundamentals there are strong.

    Emulex, which manufactures host-bus adapters for data-storage systems, suffered from industry overcapacity. This was also true for QLogic. Motorola suffered from a decline in sales of cellular handsets. Customers have not been replacing their old models as rapidly as had been anticipated.

    Novellus Systems, which supplies semiconductors and capital equipment, fared poorly. The semiconductor industry was generally depressed last year, and Novellus was further hurt by business cutbacks in capital spending on new equipment.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We are cautiously optimistic. The
market has now had three consecutive down years and we believe much of the market's excess has been corrected. There are a number of signs that the economy is beginning to strengthen, such as the Fed's 50-basis-point rate cut in the fourth quarter. We anticipate a lag of nine to 12 months before seeing its full effect. The President's economic stimulus package with tax cuts and incentives is another positive sign. Further, companies have been cutting back on their capital expenditures for more than two years. We believe there may be a high level of pent-up demand there. All in all, we have a positive outlook for 2003.

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                    LSA AGGRESSIVE GROWTH FUND'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

  For the 12 months ended December 31, 2002, the LSA Aggressive Growth Fund returned -31.59%. By comparison, the Russell Midcap Growth Index, the Fund's benchmark, returned -27.41% for the same period.

  The year 2002 was another difficult one for stocks as major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

  Over the course of the year, the Fund benefited from its avoidance of Utility stocks and its underweighting in Telecommunication services. Both sectors suffer from too much debt and poor pricing power. Within the Telecommunications sector, strong stock selection was a positive contributor to the Fund's return.

  Stock selection in the Healthcare sector was also strong and contributed to the Fund's performance. An underweighting in Technology was somewhat beneficial; however, the extent of that sector's decline combined with the performance of individual portfolio holdings resulted in an overall negative impact on the Fund relative to its benchmark.

  While mid cap stocks performed well in 2001 on a relative basis, large cap stocks took the lead during much of 2002 and the Fund's underweighting detracted from performance. Valuations of mid cap stocks currently appear attractive to us and we believe this could bode well for future performance, as the Fund has a significant weighting in mid cap stocks.

  The Fund continues to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither.

  Given the market's high volatility level in 2002, we diligently attempted to moderate the portfolio's risk by keeping sector weightings roughly in line with the market, by maintaining a high level of diversification, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high profile poor performers in sectors such as Telecommunications and Media.

  We continued to avoid the lower quality stocks that led the market in the fourth quarter, because they typically do not have the financial strength of the companies that we like to own. We prefer companies that generate their own cash flow and don't rely solely on the markets or banks for financing.

OUTLOOK

  Economic data released in the middle of the fourth quarter was generally more favorable, helping to squelch worries about a double dip recession in the U.S., and the Federal Reserve Board's (the "Fed") November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.

  As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller cap companies and are optimistic that such as strategy will likely be beneficial, given that smaller companies are more nimble, are likely to benefit more from today's cheap bank financing, and have tended to outperform in past economic recoveries.

  The views expressed herein reflect those of Van Kampen Asset Management, Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND, AND THE RUSSELL MIDCAP
                                  GROWTH INDEX

                                                                   AGGRESSIVE GROWTH FUND          RUSSELL MIDCAP GROWTH INDEX
                                                                   ----------------------          ---------------------------
8/14/01                                                                    10000                              10000
                                                                            9560                               9598
                                                                            8230                               8012
                                                                            8590                               8854
                                                                            9140                               9807
12/31/01                                                                    9370                              10180
                                                                            8990                               9849
                                                                            8570                               9291
                                                                            8850                              10000
                                                                            8680                               9471
                                                                            8450                               9188
6/30/02                                                                     7710                               8174
                                                                            6970                               7380
                                                                            6920                               7354
                                                                            6570                               6770
                                                                            6760                               7294
                                                                            6820                               7865
12/31/02                                                                    6410                               7390

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                                                                           VALUE OF $10,000
                                                                         SINCE INCEPTION   INVESTMENT AS OF
                                                              ONE YEAR       8/4/01            12/31/02
                                                              --------   ---------------   ----------------
Aggressive Growth Fund......................................   (31.59)%      (27.49)%           $6,410
Russell Midcap Growth Index.................................   (27.41)%      (19.64)%           $7,390

  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                 LSA EMERGING GROWTH EQUITY FUND'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

  The LSA Emerging Growth Equity Fund finished the 12-month period ending December 31, 2002, returning -41.89% compared to a -30.26% return for the benchmark Russell 2000 Growth Index. The 30% decline in the Russell benchmark is the steepest annual decline since the benchmark's inception. The Fund did rise +7.50% in the fourth quarter, against a +7.51% rise in the benchmark Russell 2000 Growth Index.

  The Fund's significant underperformance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the multiples of our universe shrank markedly, from north of 40x earnings in 2000 to 23x earnings in mid-year 2002. The S&P 500 P/E stood at 20x in mid-2002, near parity with emerging growth stocks.

  Marvell Technology Group has conquered the emerging gigabyte Ethernet semiconductor segment. Marvell benefited from the exit of a major competitor in storage chips for disk drives, and the company entered a new market for wireless LAN chips. In the last 12 months Marvell has expanded revenues by 74%, and increased earnings by more than 150%. Yet the stock declined from over $50.00 to a low near $16.00, before recovering somewhat in the fourth quarter. It is this kind of decoupling of fundamentals and stock price that most frustrated us for the first three quarters of the year.

  The Fund owned a number of software companies that contributed strong returns in the fourth quarter. We believe product demand for many software companies will slowly begin to improve in 2003. Besides historically cheap prices, we see many software companies with 20%-40% excess capacity. This suggests to us that many companies can increase production without any additional investment in their business, and in most cases the incremental revenue will drop right to the bottom line.

  Health Care, which had been a rewarding area for many growth investors throughout the last year, cooled down some in the fourth quarter. We made good sell decisions in stocks like Lifepoint Hospitals, especially in light of the news on large-cap hospital company Tenet Healthcare, which is under investigation for aggressive Medicare billing.

  We, therefore, are focused on more secular growth opportunities. A good example is Pharmaceutical Product Development, Inc., which provides drug development and discovery services to biotechnology and pharmaceutical companies. In short, the company provides a range of services to get drugs through the various phases of the FDA approval process, and then into the marketplace. The company enjoys strong organic growth; earnings were up 30% last year and we think they can increase another 25%-30% in 2003. Trading at 17x our earnings estimate for 2003, the stock is trading at a very attractive price.

OUTLOOK

  Few equity investors were sad to see 2002 end. The market wrung the excess out of the economy, and in our view overreacted in the face of what we think is a slowly improving economy. Nonetheless the market has the last vote, and it voted strongly against our investment style, and many of our stock selections last year. However, the market has abandoned this segment before: in 1994, when Cisco router growth slowed, all technology stocks faltered but resurrected when Netscape went public in 1995. In 1998, when the Asian crisis occurred, semiconductor and networking stocks collapsed but lifted briskly in 1999 as the Internet boom cycle ignited. We are more confident of one eventual outcome. At some point in the future, as they always have in the past, investors will dramatically extend their time horizons, pushing up small-cap growth valuations to historically consistent ranges. We look forward to better results ahead.

  The views expressed herein reflect those of RS Investment Management, L.P., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND, AND THE RUSSELL
                               2000 GROWTH INDEX

                                                                EMERGING GROWTH EQUITY FUND         RUSSELL 2000 GROWTH INDEX
                                                                ---------------------------         -------------------------
10/1/99                                                                    10000                              10000
                                                                           11610                              10362
                                                                           13900                              11458
12/31/99                                                                   17490                              13477
                                                                           17560                              13352
                                                                           23190                              16458
                                                                           20100                              14728
                                                                           15770                              13241
                                                                           13930                              12082
                                                                           18390                              13643
                                                                           16180                              12473
                                                                           17450                              13786
                                                                           16620                              13101
                                                                           14720                              12037
                                                                           11380                               9852
12/31/00                                                                   12220                              10454
                                                                           12689                              11301
                                                                           10346                               9752
                                                                            9100                               8865
                                                                           10753                               9950
                                                                           10691                              10181
                                                                           11295                              10458
                                                                           10445                               9566
                                                                            9692                               8969
                                                                            7781                               7522
                                                                            8558                               8245
                                                                            9384                               8934
12/31/01                                                                   10041                               9490
                                                                            9584                               9152
                                                                            8449                               8560
                                                                            9103                               9304
                                                                            8585                               9102
                                                                            7981                               8570
                                                                            7228                               7844
                                                                            6032                               6638
                                                                            5884                               6635
                                                                            5427                               6156
                                                                            5736                               6467
                                                                            6463                               7108
12/31/02                                                                    5834                               6618

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                                                                           VALUE OF $10,000
                                                                         SINCE INCEPTION   INVESTMENT AS OF
                                                              ONE YEAR       10/1/99           12/31/02
                                                              --------   ---------------   ----------------
Emerging Growth Equity Fund.................................   (41.89)%      (15.27)%           $5,834
Russell 2000 Growth Index...................................   (30.26)%      (11.91)%           $6,618

  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

                                                                       EXHIBIT D

                    AGREEMENT AND PLAN OF REORGANIZATION FOR
                        LSA AGGRESSIVE GROWTH FUND INTO
                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO

                                                                       EXHIBIT D

                                    FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of February, 2004, by and among Van Kampen Life Investment Trust, a registered investment company, SEC File No. 811-4424, and a Delaware statutory trust (the "Acquiring Trust"), with respect to Aggressive Growth Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a registered investment company, SEC File No. 811-09379, and a Delaware statutory trust (the "Selling Trust"), with respect to LSA Aggressive Growth Fund, a separate series of the Selling Trust (the "Selling Fund"); and Van Kampen Asset Management ("VKAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.10 and 9.1) and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. The principal place of business of VKAM is 1221 Avenue of the Americas, New York, New York 10020. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

  This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Class II shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the pro rata distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of record of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

  WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

  WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

  WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

        TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
         FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND
                        LIQUIDATION OF THE SELLING FUND

  1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the aggregate value of the Selling Fund's assets net of any Stated Liabilities of the Selling Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

  1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement (the "Assets").

  The Selling Fund has provided the Acquiring Fund with true and complete copies of its most recent audited financial statements, including its statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets, which fairly represent the financial condition and the results of operations of the Selling Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. The Selling Fund hereby represents that, as of the date of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

  The Selling Fund will, within five (5) days of the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within five (5) days of the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

  1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

  1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

  1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Selling Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Selling Fund Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

  1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

  1.8 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date in accordance with the laws of the State of Delaware and the federal securities laws and the making of all distributions pursuant to paragraph 1.5.

  1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Selling Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                   VALUATION

  2.1 VALUATION OF ASSETS. The value of the Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the aggregate value of the Assets determined in accordance with paragraph 2.1 net of any Stated Liabilities by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

  2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling Fund's or Acquiring Fund's respective accounting agent, if applicable, in accordance with paragraphs 2.1 and 2.2 and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

  3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

  3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

  3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

  3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each Selling Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct Van Kampen Investor Services Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

  3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

  3.6 FAILURE TO DELIVER SECURITIES. If the Selling Fund is unable to make delivery pursuant to paragraph 3.2 hereof to State Street Bank and Trust Company, custodian for the Acquiring Fund, of any of the securities of the Selling Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to State Street Bank and Trust Company, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or State Street Bank and Trust Company, including brokers' confirmation slips.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

  4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

       (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Trust, on behalf of the Selling Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Selling Fund.

       (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

       (c) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Selling Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.1 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Selling Fund by the Acquiring Fund.

       (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

       (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

       (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

       (g) The audited financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

       (h) Since the date of the financial statements referred to in paragraph 4.1(g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

       (i) From the date of this Agreement through the Closing Date, there shall not have been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;
(ii) issued any option to purchase or other right to acquire shares of the Selling Fund granted by the Selling Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Selling Fund; (iii) any entering into, amendment or termination of any contract or agreement by the Selling Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the Selling Fund for borrowed money or any commitment to borrow money by the Selling Fund; (v) any amendment of the Selling Fund's organizational documents; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Fund other than a lien for taxes not yet due and payable.

       (j) The Selling Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Selling Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

       (k) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

       (l) All issued and outstanding shares of beneficial interest of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable by the Selling Fund and are not subject to preemptive or dissenters' rights. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

       (m) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances which have been disclosed to and accepted by the Acquiring Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

       (n) The Selling Trust, on behalf of the Selling Fund, has the necessary power to enter into this Agreement and to contemplate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Selling Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

       (o) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

       (p) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

       (q) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements improved by the Code for each of its taxable years.

       (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law. No consent of or notice of any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

       (s) Except as otherwise permitted under the Treasury Regulations Section 1.817-5 (i) all of the shares in the Selling Fund are held by one or more segregated asset accounts of one or more domestic insurance companies and (ii) public access to such Selling Fund is available exclusively through the purchase of a variable life or annuity contract.

  4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

       (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

       (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

       (c) The Registration Statement as of its effective date and at all times subsequent thereto up and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph
4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Fund furnished to the Acquiring Fund by the Selling Fund.

       (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

       (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

       (f) The audited financial statements of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Selling Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

       (g) Since the date of the financial statements referred to in paragraph 4.2(f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph 4.2(g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

       (h) The Acquiring Fund shall furnish to the Selling Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Acquiring Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

       (i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

       (j) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund and are not subject to preemptive or dissenters' rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

       (k) The Acquiring Trust, on behalf of the Acquiring Fund, has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the

Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

       (l) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

       (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

       (n) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

       (o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

       (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

       (r) Except as otherwise permitted under Treasury Regulations Section 1.817-5 (i) all of the shares in the Acquiring Fund are held by one or more segregated asset accounts of one or more domestic insurance companies and (ii) public access to such Acquiring Fund is available exclusively through the purchase of a variable life or annuity contract.

       (s) The assets of the Acquiring Fund, if treated as the sole assets of a variable annuity account subject to Code Section 817(h) and Treasury Regulations
Section 1.817-5, would currently be, and at all times since the Acquiring Fund's inception have been, adequately diversified within the meaning of the Treasury Regulations Section 1.817-5(b)(1) or (2).

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

  5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

  5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

  5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

  5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Fund shall make available to the Acquiring Trust's officers and agents the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

  5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

  5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

  5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

  5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a prospectus/proxy statement relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

  5.9 LIABILITY INSURANCE. LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

  5.10 ACQUIRING FUND OPERATING EXPENSES. For the one year period following the Closing, to the extent the Acquiring Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets, then VKAM has agreed to make advisory fee waivers and expense reimbursements in an amount equal to the lesser of: (a) the amount by which the total operating expenses exceed 1.25% of the Fund's average daily net assets; or (b) 0.99% of the Fund's average daily net assets.

  5.11 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

  6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

  6.2 The Selling Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

       (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

       (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

       (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming the Agreement is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

       (d) Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid and nonassessable.

       (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Acquiring Trust as being applicable to the Acquiring Fund, or (iii) the Acquiring Trust's declaration of trust or bylaws.

  6.3 The Selling Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

  7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

  7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

  7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

       (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

       (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act.

       (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

       (d) All regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

       (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Selling Trust as being applicable to the Selling Fund, or (iii) the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

  7.4 The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                        ACQUIRING FUND AND SELLING FUND

  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

  8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

  8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

  8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

  8.7 The Acquiring Trust and the Selling Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

       (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund;

       (c) no gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

       (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

       (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

       (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

  Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and each of the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

                                   ARTICLE IX

                                    EXPENSES

  9.1 The Selling Fund will pay the expenses associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. LSAAM or an affiliate of LSAAM will pay the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and VKAM or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with VKAM to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will reimburse the Selling Fund for expenses associated with the preparation and filing of the Proxy Materials, and VKAM or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. VKAM or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs in an amount not to exceed $8,500; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph
1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization. To the extent such proxy solicitation costs exceed $8,500, LSAAM or an affiliate thereof will pay the difference.

  9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein and each party shall hold the other harmless from and against all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE X

                                INDEMNIFICATION

  10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

  10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                  ARTICLE XII

                                  TERMINATION

  12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

       (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

       (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

  12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

  13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

  14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's declaration of trust.

  14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                    NOTICES

  15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: A. Thomas Smith III, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          VAN KAMPEN LIFE INVESTMENT TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          LSA VARIABLE SERIES TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.9 and 9.1 only:
                                          LSA ASSET MANAGEMENT LLC
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.10 and 9.1 only:
                                          VAN KAMPEN ASSET MANAGEMENT
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                                                       EXHIBIT E

                    AGREEMENT AND PLAN OF REORGANIZATION FOR
                      LSA EMERGING GROWTH EQUITY FUND INTO
                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO

                                                                       EXHIBIT E

                                    FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of February, 2004, by and among Van Kampen Life Investment Trust, a registered investment company, SEC File No. 811-4424, and a Delaware statutory trust (the "Acquiring Trust"), with respect to Aggressive Growth Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a registered investment company, SEC File No. 811-09379, and a Delaware statutory trust (the "Selling Trust"), with respect to LSA Emerging Growth Equity Fund, a separate series of the Selling Trust (the "Selling Fund"); and Van Kampen Asset Management ("VKAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1) and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.8 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. The principal place of business of VKAM is 1221 Avenue of the Americas, New York, New York 10020. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

  The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Class II shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the pro rata distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of record of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

  WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

  WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

  WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND
                 THE ASSUMPTION OF SELLING FUND LIABILITIES AND
                        LIQUIDATION OF THE SELLING FUND

  1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the aggregate value of the Selling Fund's assets net of any Stated Liabilities of the Selling Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and

(ii) to assume the Stated Liabilities of the Selling Fund described in paragraph
1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

  1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement (the "Assets").

  The Selling Fund has provided the Acquiring Fund with true and complete copies of its most recent audited financial statements, including its statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets, which fairly represent the financial condition and the results of operations of the Selling Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. The Selling Fund hereby represents that, as of the date of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

  The Selling Fund will, within five (5) days of the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within five (5) days of the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would not be in the best interests of the Selling Fund.

  1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

  1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

  1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Selling Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Selling Fund Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

  1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

  1.8 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date in accordance with the laws of the State of Delaware and the federal securities laws and the making of all distributions pursuant to paragraph 1.5.

  1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Selling Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                   VALUATION

  2.1 VALUATION OF ASSETS. The value of the Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the aggregate value of the Assets determined in accordance with paragraph 2.1 net of any Stated Liabilities by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

  2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling Fund's or Acquiring Fund's respective accounting agent, if applicable, in accordance with paragraphs 2.1 and 2.2 and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

  3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

  3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

  3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

  3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each Selling Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct Van Kampen Investor Services Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

  3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

  3.6 FAILURE TO DELIVER SECURITIES. If the Selling Fund is unable to make delivery pursuant to paragraph 3.2 hereof to State Street Bank and Trust Company, custodian for the Acquiring Fund, of any of the securities of the Selling Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to State Street Bank and Trust Company, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or State Street Bank and Trust Company, including brokers' confirmation slips.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

  4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

       (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Trust, on behalf of the Selling Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Selling Fund.

       (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

       (c) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Selling Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.1 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Selling Fund by the Acquiring Fund.

       (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

       (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

       (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

       (g) The audited financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

       (h) Since the date of the financial statements referred to in paragraph 4.1(g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

       (i) From the date of this Agreement through the Closing Date, there shall not have been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Selling Fund granted by the Selling Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Selling Fund; (iii) any entering into, amendment or termination of any contract or agreement by the Selling Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the Selling Fund for borrowed money or any commitment to borrow money by the Selling Fund; (v) any amendment of the Selling Fund's organizational documents; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Fund other than a lien for taxes not yet due and payable.

       (j) The Selling Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Selling Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

       (k) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

       (l) All issued and outstanding shares of beneficial interest of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable by the Selling Fund and are not subject to preemptive or dissenters' rights. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

       (m) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances which have been disclosed to and accepted by the Acquiring Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

       (n) The Selling Trust, on behalf of the Selling Fund, has the necessary power to enter into this Agreement and to contemplate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Selling Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

       (o) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

       (p) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.7) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

       (q) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements improved by the Code for each of its taxable years.

       (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law. No consent of or notice of any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

       (s) Except as otherwise permitted under the Treasury Regulations Section 1.817-5 (i) all of the shares in the Selling Fund are held by one or more segregated asset accounts of one or more domestic insurance companies and (ii) public access to such Selling Fund is available exclusively through the purchase of a variable life or annuity contract.

  4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

       (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

       (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

       (c) The Registration Statement as of its effective date and at all times subsequent thereto up and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph
4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Fund furnished to the Acquiring Fund by the Selling Fund.

       (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

       (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

       (f) The audited financial statements of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Selling Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

       (g) Since the date of the financial statements referred to in paragraph 4.2(f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph 4.2(g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

       (h) The Acquiring Fund shall furnish to the Selling Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Acquiring Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

       (i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

       (j) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund and are not subject to preemptive or dissenter's rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

       (k) The Acquiring Trust, on behalf of the Acquiring Fund, has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

       (l) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

       (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

       (n) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

       (o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

       (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

       (r) Except as otherwise permitted under Treasury Regulations Section 1.817-5 (i) all of the shares in the Acquiring Fund are held by one or more segregated asset accounts of one or more domestic insurance companies and (ii) public access to such Acquiring Fund is available exclusively through the purchase of a variable life or annuity contract.

       (s) The assets of the Acquiring Fund, if treated as the sole assets of a variable annuity account subject to Code Section 817(h) and Treasury Regulations
Section 1.817-5, would currently be, and at all times since the Acquiring Fund's inception have been, adequately diversified within the meaning of the Treasury Regulations Section 1.817-5(b)(1) or (2).

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

  5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

  5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

  5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

  5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Fund shall make available to the Acquiring Trust's officers and agents the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

  5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

  5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

  5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a prospectus/proxy statement relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

  5.8 LIABILITY INSURANCE. LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

  5.9 ACQUIRING FUND OPERATING EXPENSES. For the one year period following the Closing, to the extent the Acquiring Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets, then VKAM has agreed to make advisory fee waivers and expense reimbursements in an amount equal to the lesser of: (a) the amount by which the total operating expenses exceed 1.25% of the Fund's average daily net assets; or (b) 0.99% of the Fund's average daily net assets.

  5.10 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

  6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

  6.2 The Selling Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

       (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

       (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

       (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming the Agreement is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

       (d) Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid and nonassessable.

       (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Acquiring Trust as being applicable to the Acquiring Fund, or (iii) the Acquiring Trust's declaration of trust or bylaws.

  6.3 The Selling Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

  7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

  7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Selling Trust.

  7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

       (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

       (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act.

       (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

       (d) All regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

       (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Selling Trust as being applicable to the Selling Fund, or (iii) the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

  7.4 The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                        ACQUIRING FUND AND SELLING FUND

  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

  8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

  8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

  8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

                                   ARTICLE IX

                                    EXPENSES

  9.1 The Selling Fund will pay the expenses associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. LSAAM or an affiliate of LSAAM will pay the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and VKAM or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with VKAM to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will reimburse the Selling Fund for expenses associated with the preparation and filing of the Proxy Materials, and VKAM or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. VKAM or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs in an amount not to exceed $8,500; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph
1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization. To the extent such proxy solicitation costs exceed $8,500, LSAAM or an affiliate thereof will pay the difference.

  9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein and each party shall hold the other harmless from and against all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE X

                                INDEMNIFICATION

  10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

  10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.8 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                  ARTICLE XII

                                  TERMINATION

  12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

       (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

       (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

  12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

  13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

  14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's declaration of trust.

  14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                    NOTICES

  15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: A. Thomas Smith III, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          VAN KAMPEN LIFE INVESTMENT TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          LSA VARIABLE SERIES TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.8 and 9.1 only:
                                          LSA ASSET MANAGEMENT LLC
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.9 and 9.1 only:
                                          VAN KAMPEN ASSET MANAGEMENT
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                                                       EXHIBIT F

                        VAN KAMPEN LIFE INVESTMENT TRUST
                          AGGRESSIVE GROWTH PORTFOLIO
                                CLASS II SHARES
                                   PROSPECTUS

Van Kampen Life Investment Trust
Aggressive Growth Portfolio
 -------------------------------------------------------------------------------

The Aggressive Growth Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated APRIL 30, 2003

                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  13
Dividends, Distributions and Taxes..........................  13
Financial Highlights........................................  15

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks or other equity securities of companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio's investment adviser uses a "bottom up" stock selection process seeking attractive growth opportunities on an individual company basis. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations have flattened or are declining. The Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest in securities of larger-sized companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments will vary and at times may be lower or higher than that of other types of investments.

The Portfolio emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Portfolio's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies in exchange for potentially higher capital growth

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the two calendar years prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.26%
2002                                                                            -32.52%

The Portfolio's return for the three-month period ended March 31, 2003 for Class II Shares was 0.33%. As a result of market activity, current performance may vary from the figures shown.

During the two-year period shown in the bar chart, the highest quarterly return for Class II shares was 13.57% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II shares was -27.87% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Average annual total returns are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                    PAST           SINCE
    DECEMBER 31, 2002               1 YEAR        INCEPTION
----------------------------------------------------------------
    Van Kampen Aggressive
    Growth Portfolio --
    Class II Shares                 -32.52%        -40.29%(1)
.................................................................
    Russell Midcap Growth
    Index                           -27.41%        -30.23%(2)
.................................................................

Inception dates: (1) 9/25/00, (2) 9/30/00

* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-----------------------------------------------------------
Management fees(1)                                0.75%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 6.00%
............................................................
Total annual portfolio operating expenses(1)      7.00%
............................................................

(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total portfolio operating expenses were 1.26% for Class II Shares for the fiscal year ended December 31, 2002. The fee waivers or expense reimbursements can be terminated at any time.

(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class II Shares          $693      $2,038      $3,329      $6,338
......................................................................

The annual Portfolio operating expenses do not reflect expenses at the contract level.

Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Aggressive Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Portfolio's investment objective. The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks or other equity securities that the Portfolio's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Portfolio's investment adviser generally defines small- and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $238 million to $12.9 billion as of February 28, 2003). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance.

The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Portfolio invests will change over time depending on the assessment of the Portfolio's investment adviser of growth opportunities. Although the Portfolio will limit its investments to 25% of its total assets in any single industry, a significant portion of the Portfolio's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Portfolio's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Portfolio invests a significant portion of its assets in a limited number of market sectors, the Portfolio will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Portfolio may invest in companies of any size, the Portfolio focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Portfolio may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests primarily in common stocks, the Portfolio may invest in other equity securities including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.

The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Portfolio to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Portfolio may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that these transactions will achieve this result.

The Portfolio may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Portfolio generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Portfolio's investments, protect the Portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Portfolio's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can otherwise realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Portfolio to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to

Strategic Transactions are not otherwise available to the Portfolio for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Portfolio's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Portfolio accrues no income on such securities until the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.

The Portfolio may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Portfolio an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Portfolio receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $66 billion under management or supervision as of March 31, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2002. After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 2002. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and David W. Walker, Executive Directors of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, an Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers one class of shares designated as Class II Shares.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Trustees of the Portfolio. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges and expenses at the contract level). The information for the fiscal years ended December 31, 2002 and 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                             SEPTEMBER 25, 2000
                                                                                               (COMMENCEMENT
                                                                                               OF INVESTMENT
                                                           YEAR ENDED DECEMBER 31,             OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO -- CLASS II SHARES          2002               2001              DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......         $  4.52            $  7.46                 $ 10.00
                                                       -------            -------                 -------
  Net Investment Loss.........................            (.02)              (.02)                    -0-
  Net Realized and Unrealized Loss............           (1.45)             (2.82)                  (2.54)
                                                       -------            -------                 -------
Total from Investment Operations..............           (1.47)             (2.84)                  (2.54)
Less Distributions from Net Investment
  Income......................................             -0-                .10                     -0-
                                                       -------            -------                 -------
Net Asset Value, End of the Period............         $  3.05            $  4.52                 $  7.46
                                                       =======            =======                 =======

Total Return * (a)............................         -32.52%            -38.26%                 -25.40%**
Net Assets at End of the Period (In
  millions)...................................         $   1.9            $   2.2                 $   1.1
Ratio of Expenses to Average Net Assets *
  (b).........................................           1.26%              1.27%                   1.26%
Ratio of Net Investment Loss to Average
  Net Assets *................................           (.76%)             (.59%)                  (.23%)
Portfolio Turnover............................            227%               303%                     62%**

 * If certain expenses had not been voluntarily assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.......           6.96%              7.95%                  15.73%
Ratio of Net Investment Loss to Average Net
  Assets......................................          (6.46%)            (7.27%)                (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker or Client Relations 800-847-2424

DEALERS
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
AGGRESSIVE GROWTH PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Aggressive Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Aggressive Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 APRIL 30, 2003

                                CLASS II SHARES

                                   PROSPECTUS

Van Kampen Life
Investment Trust
Aggressive
Growth Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                              LIT PRO AG II 4/03
The Portfolio's Investment Company
Act File No. is 811-4424.

                         [VAN KAMPEN INVESTMENTS LOGO]